As filed with the Securities and Exchange Commission on September 18, 2015

Securities Act File No. 333-
Investment Company Act File No. 811-23094

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

[X]	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[ ]	Pre-Effective Amendment No.
[ ]	Post-Effective Amendment No. __

[X]	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[ ]	Amendment No.

Palmer Square Strategic Finance Fund

(Exact name of Registrant as specified in Charter)
2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (913) 387-2701

Anne J. Pleviak
Senior Regulatory Counsel
2000 Shawnee Mission Parkway, Suite 300
Mission Woods, KS 66205
913-387-2701

(Name and address of agent for service)

COPY TO:

Michael Glazer
Morgan, Lewis & Bockius, LLP
 355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [X]

It is proposed that this filing will become effective when declared effective pursuant to section 8 (c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered (1)	Proposed Maximum Offering Price Per Share (1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee (2)
Common Shares of Beneficial Interest, $0.01	50,000 shares	$20.00	$1,000,000	$116.20

(1)	Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(o) under the Securities Act.

(2)	Transmitted prior to filing.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. NO PERSON MAY SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED SEPTEMBER 18, 2015

PALMER SQUARE STRATEGIC FINANCE FUND
___________ Common Shares of Beneficial Interest

PROSPECTUS

______________

The Fund. The Palmer Square Strategic Finance Fund (the “Fund”) is a newly organized, non-diversified, closed-end investment company that continuously offers its shares.

Investment Objectives. The Fund seeks to provide a high level of income. Secondarily, the Fund seeks to provide capital appreciation.

Investment Strategy. Under normal circumstances, the Fund expects to primarily invest in (i) obligations issued by or on behalf governmental entities or other qualifying issuers of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities(“Municipal Securities”); (ii) corporate securities issued by or on behalf of obligors in municipal-related economic sectors (such as education, healthcare, housing, and infrastructure/project finance); and (iii) bonds issued for socially responsible projects such as charter schools, student housing, healthcare facilities, infrastructure projects, and senior living and other housings (individually and collectively, together with Municipal Securities, “Municipal-Related Securities”). The Fund is not required to invest in all such types of Municipal-Related Securities at all times. As the Fund will be opportunistic in its approach to investing, all or a portion of its income may be exempt from regular federal income taxes. The Fund may also invest in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored entities, and exchange-traded funds (ETFs) to gain exposure to the municipal market. The Fund may invest in debt securities of any maturity and credit quality but expects to primarily invest in “high yield” Municipal-Related Securities under normal market conditions. High yield Municipal-Related Securities, also commonly referred to as “junk” bonds, are securities rated at the time of investment either BB+, Ba1 or below (or an equivalent rating) by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Fund’s investment adviser to be of comparable credit quality.

Investment Adviser. The Fund’s investment adviser is Palmer Square Capital Management LLC (the “Advisor”). As of June 30, 2015, the Advisor managed approximately $4.0 billion of assets.

The Offering. This Prospectus applies to the offering of shares of beneficial interest (“Shares”) in the Fund. The Fund is generally sold to (i) registered investment advisers (“RIAs”) that meet certain qualifications; (ii) clients of such RIAs; (iii) clients of brokers, dealers and other financial intermediaries; and (iv) certain other investors. The minimum initial investment is $5 million, subject to certain exceptions, and minimum subsequent investments are $2,500. See “Investment Minimums.” The Shares will be offered on a continuous basis at the Fund’s net asset value (“NAV”) per Share. No arrangement has been made to place investors’ funds in an escrow, trust or similar account. Foreside Fund Services LLC (the “Distributor”) is the exclusive distributor for Shares on a best efforts basis. Sales loads may be charged to investors who are clients of brokers, dealers or other financial intermediaries appointed by Foreside. These fees are in addition to a shareholder’s investment and will not be part of the assets of the Fund. See “The Offering.”

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	Price to Public(1)	Maximum Sales Load(2)	Proceeds to Fund(3)
Per Share	$20.60	$0.60	$20.00
Total	$_________	$_________	$____________

(1)	Shares are continuously offered on a best efforts basis at a price equal to their then current NAV per Share. The minimum initial investment is $5 million and minimum subsequent investments are $2,500. The $20.00 used in the table above is the initial NAV per Share.

(2)	Investments may be subject to a sales load of up to 3.00%, subject to waiver or adjustment for certain investors or under certain conditions, as determined by the Advisor, as further described herein. The sales load that may be paid by the investor will be in addition to the subscription price for shares and will not form a part of an investor’s investment in the Fund. One or more investment advisers, broker-dealers and other financial intermediaries (each an “Intermediary” and collectively, the “Intermediaries”) may be appointed from time to time and will serve in that capacity on a reasonable best efforts basis, subject to various conditions. The Advisor may pay additional compensation, out of its own funds and not as an additional sales charge to the Fund, to selected affiliated or unaffiliated Intermediaries in connection with the distribution and retention of Shares and/or investor account servicing.

(3)	The net proceeds to the Fund after payment of the estimated offering expenses of $xxx would be approximately $xxx.

______________

Interval Fund. The Fund has an interval fund structure pursuant to which the Fund will conduct quarterly repurchase offers, typically for 10% of the Fund’s outstanding Shares at NAV per Share, subject to applicable law and to approval of the Board of Trustees of the Fund. In all cases such repurchases will be for at least 5% and not more than 25% of the Fund’s outstanding Shares. In connection with any repurchase offer, the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. A repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased. The Fund expects its first repurchase request deadline will be during the _______ calendar quarter of 201_. The Fund does not currently intend to list its Shares for trading on any national securities exchange and does not expect any secondary trading market in the Shares to develop. The Shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to try to provide liquidity to shareholders, you should consider the Shares to be illiquid.

Risks. Investors should carefully consider the Fund’s risks and investment objectives, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. Investing in the Fund may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objectives and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age, and risk tolerance. Investment should be avoided when an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of his or her investment. Before investing in the Fund, an investor should read the discussion of the risks of investing in the Fund in the "Investment Objectives, Policies and Risks" section beginning on page xx of this prospectus.

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           An investment in the Fund should be considered a speculative investment that entails substantial risks, including but not limited to the following:

•	You will not have access to the money you invest for an extended period of time.

•	You will not be able to sell your shares regardless of how the Fund performs.

•	Because you will be unable to sell your Shares, you will be unable to reduce your exposure to Shares upon any market downturn.

•	The Fund does not intend to list its Shares on any securities exchange and the Fund does not expect a secondary market in its Shares to develop.

•	The Fund has implemented a share repurchase program, but the Fund is required to repurchase only 5% of its outstanding Shares per quarter.

•
Fund distributions may also be funded from the waiver or payment of certain expenses by the Advisor that will be subject to repayment in the future. The repayment of any amounts owed to the Advisor will reduce the future distributions to which you would otherwise be entitled.

______________

This Prospectus concisely provides the information that a prospective investor should know about the Fund before investing. Read this Prospectus carefully and retain it for future reference. Additional information about the Fund, including a statement of additional information (“SAI”) dated ______, 2015, as may be amended, has been filed with the Securities and Exchange Commission. The SAI is incorporated by reference into this Prospectus. The SAI, annual and semi-annual reports to shareholders when available, and other information about the Fund, are available upon request and without charge by writing to the Fund at 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205, by calling 1-866-933-9033 or by visiting the Fund’s website at www.palmersquarefunds.com. The table of contents of the SAI appears on page B-1 of the SAI. The SAI, and other information about the Fund, is also available on the SEC’s website (http://www.sec.gov). The address of the SEC’s Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Shares of the Fund do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

The date of this Prospectus is _________, 2015.

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TABLE OF CONTENTS

Page

SUMMARY	2
SUMMARY OF FEES AND EXPENSES	12
FINANCIAL HIGHLIGHTS	13
THE FUND	13
USE OF PROCEEDS	13
INVESTMENT OBJECTIVES, STRATEGIES AND RISKS	13
PRINCIPAL RISK CONSIDERATIONS	29
MANAGEMENT OF THE FUND	34
CONTROL PERSON	36
THE FUND’S SERVICE PROVIDERS	36
THE DISTRIBUTOR	37
PURCHASE OF SHARES	38
PERIODIC REPURCHASE OFFERS	40
CALCULATION OF NET ASSET VALUE; VALUATION	43
TAX MATTERS	44
DESCRIPTION OF SHARES	46

1

SUMMARY

This is only a summary and does not contain all of the information that you should consider before investing in the Palmer Square Strategic Finance Fund (the “Fund”). Before investing in the Fund, you should carefully read the more detailed information appearing elsewhere in this Prospectus and the Fund’s statement of additional information (the “SAI”), each of which should be retained for future reference by any prospective investor.

The Fund
The Palmer Square Strategic Finance Fund is a newly organized, non-diversified, closed-end management investment company that continuously offers its shares (the “Shares”). The Fund is operated as an “interval fund” (as defined below). An investment in the Fund may not be appropriate for all investors.

Palmer Square Capital Management LLC (“Palmer Square” or the “Advisor”) is the Fund’s investment adviser.

The Offering
Shares of the Fund are being offered on a continuous basis at net asset value (“NAV”) per Share plus a one-time sales load of up to 3.00%, payable by the investor (when applicable). For more information regarding the offering and possible waivers of the sales load, see “Intermediaries” below.

The Fund’s Shares are offered through Foreside Fund Services LLC (the “Distributor”) as the exclusive distributor. The minimum initial investment is $5 million, subject to certain exceptions. The Advisor may waive the minimum investment requirement for one or more investors in its sole discretion. The Fund reserves the right to reject a purchase order for any reason. See “Purchase of Shares.” Shareholders will not have the right to redeem their shares. However, as described below, in order to provide liquidity to shareholders the Fund will conduct periodic repurchase offers for a portion of its outstanding shares.

Periodic Repurchase Offers
The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV per share. The Fund expects its first repurchase request deadline will be during the ____ calendar quarter of 201_.  Subject to applicable law and approval of the Board of Trustees of the Fund (the “Board” or “Board of Trustees”), the Fund will seek to conduct such quarterly repurchase offers typically for 10% of the Fund’s outstanding Shares at NAV per share. In connection with any repurchase offer, the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Written notification of each quarterly repurchase offer will be sent to shareholders at least 21 days and not more than 42 days before the repurchase request deadline (i.e., the date by which shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The Fund’s Shares are not listed on any securities exchange, and the Fund does not anticipate that a secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and shareholders to special risks. See “Principal Risks of the Fund—Repurchase Offers Risk.”

2

Investment Objectives	The Fund seeks a high level of current income. As a secondary objective, the Fund seeks long-term capital appreciation.
Investment Strategies
Under normal circumstances, the Fund expects to primarily invest in (i) obligations issued by or on behalf governmental entities or other qualifying issuers of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities(“Municipal Securities”); (ii) and corporate securities issued by or on behalf of obligors in municipal-related economic sectors (such as education, healthcare, housing, and infrastructure/project finance); and (iii) bonds issued for socially responsible projects such as charter schools, student housing, healthcare facilities, infrastructure projects, and senior living and other housings (individually and collectively, together with Municipal Securities, “Municipal-Related Securities”). The Fund is not required to invest in all such types of Municipal-Related Securities at all times. As the Fund will be opportunistic in its approach to investing, all or a portion of its income may be exempt from regular federal income taxes. The Fund may also invest in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored entities, and exchange-traded funds (ETFs) to gain exposure to the municipal market.

The Fund may invest in debt securities of any maturity and credit quality, including defaulted bonds, but expects to primarily invest in “high yield” Municipal-Related Securities under normal market conditions. High yield Municipal-Related Securities, also commonly referred to as “junk” bonds, are securities rated at the time of investment either BB+, Ba1 or below (or an equivalent rating) by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Fund’s investment adviser to be of comparable credit quality. High yield securities have predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. High yield securities may also be difficult to value and illiquid.

In pursuing its investment objectives, the Fund expects to primarily acquire debt securities with maturities of one year or more, but may acquire obligations with shorter maturities. The Fund may invest a significant portion of its total assets in certain types of Municipal-Related Securities (such as revenue bonds) and in one or more states, territories or economic sectors (such as charter schools, student housing, healthcare facilities, infrastructure projects, and senior living and other housing).

For the purposes of achieving the Fund’s investment objectives, hedging risks, and enhancing liquidity, the Fund may also employ the following derivatives: futures contracts; option contracts, options on futures contracts; swap agreements, including interest rate swaps, total return swaps and credit default swaps; and options on swap agreements. Risks pertaining to the Advisor’s use of derivatives for hedging, that can be quantitatively measured and managed (and therefore can potentially be hedged), include interest rate risk (duration and convexity), prepayment risk, spread risk and volatility risk. The Advisor’s goal is not to eliminate all risk, but to assume only those risks the Advisor views as offering a strong risk/return profile. Additionally, the Fund may employ the types of derivatives referenced above in order to achieve its investment objectives by, among other practices, replicating a certain type of credit exposure, obtaining short or long exposures to credit and/or interest rates, or taking a position in light of a potential appreciation or depreciation in value of a company’s securities. Derivatives may also be used to enhance liquidity when, for example, gaining exposure to a particular security or group of securities through a derivative is more advantageous than purchasing the securities directly.

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From a bottom-up perspective, the Advisor’s process for selecting obligations for purchase and sale emphasizes the creditworthiness of the issuer or other entity obligated to repay the obligation. Decisions to purchase or sell obligations are also determined by the Advisor’s relative value considerations that factor in its views of economic and credit-related fundamentals, market supply and demand, market dislocations and situation-specific opportunities. In addition, the Advisor also considers macro environment factors such as interest rates, tax rates and regulations.
Leverage
The Fund may use leverage in an effort to increase its returns, subject to the restrictions of the Investment Company Act of 1940, as amended (the “1940 Act”). Leverage exists when cash made available to the Fund through an investment technique is used to make additional investments. Borrowing for other than temporary or emergency purposes, investments in certain derivatives, short sales and futures contracts, and forward currency contracts and engaging in forward commitment transactions are examples of transactions that the Fund may engage in and that result in leverage. The Fund will only use these investment techniques when the Advisor believes that the leveraging and the returns available to the Fund from investing the cash will provide investors a potentially higher return. The Fund may also borrow money to meet repurchase requests (which the Board, in its sole discretion, may authorize) and for operational portfolio management purposes.

Risk Factors
An investment in the Fund involves a high degree of risk. There can be no assurance that the Fund’s investment objectives will be achieved. You should consider carefully the risks summarized below, which are described in more detail under “Investment Objectives, Policies and Risks ─ Risk Considerations” beginning on page 13 of this prospectus.

No Prior History – The Fund is a newly-organized closed-end management investment company with no history of operation and is designed for long-term investors and not as a trading vehicle.

Fixed Income Securities Risk – The Fund’s investments in fixed income, or debt, securities will be subject to risks including interest rate risk, credit risk, and extension and prepayment risk. The longer the effective maturity and duration of the Fund’s portfolio, the more the Fund’s NAV per Share is likely to react to changes in interest rates. Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates. During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation.

4

Prepayment or Call Risk – If the Fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the Fund may be forced to reinvest the proceeds in securities with lower yields. In addition, the Fund may lose the amount of the premium paid in the event of prepayment.

Extension Risk – When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone.

Interest Rate Risk – Changes in interest rates may adversely affect the value of the Fund’s investments in fixed income securities. Generally, the value of debt securities decline as interest rates rise. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. When the Fund holds floating or adjustable rate debt securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV per Share of the Fund’s Shares. Investments in debt securities pose the risk that the Advisor’s forecast of the direction of interest rates might be incorrect.

Credit Risk – Debt securities, even investment-grade debt securities, are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result the Fund’s NAV per Share could also decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect. Issuers of high-yield securities are more vulnerable to real or perceived economic changes (such as an economic downturn or a prolonged period of rising interest rates), political changes or adverse developments specific to an issuer than issuers of investment grade securities. These factors may be more likely to cause an issuer of low quality bonds to default on its obligations. If the Fund enters into financial contracts, the Fund will be subject to the credit risk presented by the counterparties.

High Yield (“Junk”) Bond Risk – High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Municipal Bond Risk – Interest rates on tax-exempt municipal bonds are generally lower than rates on taxable bonds, and the return on investment in the Fund may be lower than an investment in another fund that does not invest in tax-exempt municipal obligations. Changes or proposed changes in federal tax laws could impact the value of the debt securities of municipal issuers that the Fund may purchase. Also, the failure or possible failure of such debt issuances to qualify for tax-exempt treatment may cause the prices of such municipal securities to decline, possibly adversely affecting the value of the Fund’s portfolio, and such a failure could also result in additional taxable income to the Fund and its shareholders. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or credit enhancement providers for municipal issuers, regulatory and political developments, legislative actions, and uncertainties and public perceptions concerning these and other factors. Financial difficulties impacting certain municipal issuers could result in an increasing number of defaults on obligations by municipal issuers.

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Distressed Securities Risk. The Fund’s investment in distressed securities may involve a high degree of credit risk, price volatility and liquidity risk. These instruments, which involve loans, loan participations, bonds, notes, and non-performing and sub-performing mortgage loans, typically are unrated, lower-rated, in default or close to default. Valuing such instruments may be difficult and the Fund may lose all of its investment.

State Specific Risk –The Fund’s investments in municipal obligations of issuers located in a particular state may be adversely affected by political, economic and regulatory developments within that state. Such developments may affect the financial condition of a state’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect the Fund’s income, NAV per Share, liquidity, and/or ability to preserve or realize capital appreciation.

Tax Risk – The Fund expects that a portion of its dividends will be treated as exempt-interest dividends for federal income tax purposes. Exempt‑interest dividends are generally exempt from regular federal income tax when received by shareholders, but may be subject to the alternative minimum tax. In general, the Fund may distribute exempt-interest dividends to the extent of its net income from Municipal Securities that is exempt from regular federal income tax. The income on the Fund’s Municipal Securities could, however, become subject to regular federal income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.
Any proposed or actual changes in income tax rates or the tax-exempt status of interest income from Municipal Securities can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities. Such changes may affect the Fund’s net asset value and ability to acquire and dispose of Municipal Securities at desirable yield and price levels.

Liquidity Risk – The Fund may also be subject to liquidity risk. During periods of market turbulence or unusually low trading activity, in order to meet redemptions it may be necessary for the fund to sell securities at prices that could have an adverse effect on the Fund’s NAV per Share. Liquidity risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income securities. In addition, when the market for certain investments is illiquid, the Fund may be unable to achieve its desired level of exposure to a certain sector. Illiquid securities may be difficult to value.

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ETF Risk – Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Derivatives Risk – The Fund may invest in various types of derivative instruments. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, credit and correlation risk. Derivatives can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the fund’s other investments. Derivatives are also subject to counterparty risk, which is the risk that a counterparty is unable to honor its commitments. As a result, the value of Fund Shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty and an investor in the Fund may lose money. The loss on a derivative transaction may substantially exceed the initial investment.

Valuation Risk – The sales price of a security held by the Fund may differ—higher or lower—from the Fund’s last valuation of such security, and the difference could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions exist that cause the Fund to fair-value certain securities, investors who purchase Shares or tender Shares for repurchase by the Fund on days the Fund is holding fair-valued securities may receive fewer or more Shares, or lower or higher repurchase proceeds, than if the Fund had not fair-valued securities or used a different valuation methodology.

Leverage Risk – Leverage created from borrowing or certain types of transactions or instruments may impair the Fund's liquidity, cause it to liquidate positions at an unfavorable time, and result in increased volatility.

Market Risk – The value of securities owned by the Fund may go up and down, sometimes rapidly or unpredictably.

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Principal Loss – At any given time your Shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the Fund.

Non-Diversification Risk – The Fund is classified as a "non-diversified" fund under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a "diversified" fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is more subject to the risks associated with and developments affecting that issuer than a fund that invests more widely.

State and Sector Concentration Risk – From time to time the Fund may invest a significant portion of its total assets in issuers within a single state or sector. If the Fund invests a significant portion of its total assets in issuers within the same state or economic sector, an adverse economic, business or political development affecting that state or sector may affect the value of the Fund’s investments more than if its investments were not so concentrated.

Repurchase Offers Risk – Repurchase offers risk is the risk that the Fund’s repurchases of Shares may hurt investment performance by forcing the Fund to maintain a higher percentage of its assets in liquid investments or to liquidate certain investments when it is not desirable to do so. Repurchases may be oversubscribed, preventing shareholders from selling some or all of their tendered Shares back to the Fund.

Anti-Takeover Provisions – The Fund’s Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

Management of the Fund	The Board has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. See “Management of the Fund.”
The Advisor
The Fund has entered into an investment advisory agreement dated _____, 2015 (the “Investment Advisory Agreement”) with the Advisor, a limited liability company formed under the laws of Delaware and registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Advisor also provides investment advisory services to open-end funds, other closed-end funds, private investment funds and institutional and high net worth clients.

Pursuant to the Investment Advisory Agreement, the Advisor provides certain investment advisory services to the Fund. The Advisor’s responsibilities include providing the Fund with such investment advice as it deems necessary for the proper supervision of the Fund’s investments. The Advisor also monitors and maintains the Fund’s investment criteria and determines from time to time what securities may be purchased by the Fund.

Pursuant to the Investment Advisory Agreement, the Fund pays the Advisor an annual fee of x.xx% of the Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis.

8

Co-Administrators
UMB Fund Services, Inc. (“UMBFS”) and Mutual Fund Administration, LLC (“MFAC” and together with UMBFS, the “Co-Administrators”) act as co-administrators for the Fund. The Co-Administrators provide certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents; preparing for signature all documents required to be filed for compliance by the Fund with applicable laws and regulations, including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Fund; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties. As compensation for their services, the Fund pays the Co-Administrators an administration fee payable monthly at the annual rate of 0.08% for the first $150 million, 0.07% for the next $100 million, and 0.05% above $250 million of the Fund's average daily net assets.

Distributor
The Fund has entered into a distribution agreement with Foreside Fund Services LLC (“Foreside” or the “Distributor”) pursuant to which Foreside acts as a distributor and agent of the Fund by assisting the Fund in connection with the offering and sale of Shares. Among other things, Foreside, at the Fund's request, facilitates or enters into agreements with investment advisers, broker-dealers and other financial intermediaries (each an “Intermediary” and collectively, the “Intermediaries”), as described more fully below, in order that such Intermediaries may offer and sell Shares in accordance with the terms and conditions of the agreement between Foreside and the Fund.

Intermediaries
Intermediaries may be retained to assist in the sale of Shares and generally may receive a sales load from each investor purchasing Shares through them. Each initial and additional investment may be subject to a one time sales load of up to 3.00%. The sales load may be waived or adjusted for: 1) affiliates of the Advisor; 2) employees or directors of the Advisor and its affiliates, and members of their immediate families; 3) clients of registered investment advisers (“RIAs”) and certain other investors with an established business relationship with the Advisor or its affiliates; 4) Trustees or officers of the Fund; or 5) other investors determined by the Advisor in its sole discretion. The Distributor has authority to sell Shares directly and to appoint Intermediaries to assist the Distributor in selling Shares. The Distributor may, in those circumstances, retain all or part of the sales load itself, though generally a significant portion of the load will be “reallowed” to the relevant Intermediary. The sales load will be in addition to the subscription price for Shares and will not form a part of an investor’s investment in the Fund. No sales loads are payable on reinvested distributions.

In some instances, the sales load arrangements may result in receipt by the Intermediaries and their personnel (who themselves may receive all or a substantial part of the relevant payments) of compensation in excess of that which otherwise would have been paid in connection with their sale of shares of a different fund. A prospective investor with questions regarding these arrangements may obtain additional detail by contacting his or her Intermediary directly.
In addition, the Advisor may pay additional compensation, out of its own funds and not as an additional charge to the Fund, to selected affiliated or unaffiliated Intermediaries in connection with the sale, distribution and retention of Shares and/or account servicing. For example, the Advisor may pay compensation to Intermediaries for the purpose of promoting the sale of Shares, maintaining balances in the Fund and/or sub-accounting, administrative or account processing services. The amount of these payments is determined from time to time by the Advisor and may be substantial.

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With respect to each Intermediary that may receive such payments from the Advisor, these payments will be paid by the Advisor from its own funds, based in most cases on the net asset value of the Fund attributable to each client of such Intermediary who invests in the Fund. A portion of these payments may be paid through to the professional responsible for the client relationship and/or selling Shares. These payments may be made as long as a client of an Intermediary is invested in the Fund.

The prospect of receiving, or the receipt of, additional ongoing compensation as described above by Intermediaries, out of the Advisor’s own funds and not as an additional charge to the Fund, may provide such Intermediaries and/or their salespersons with an incentive to favor sales of Shares over sales of shares of funds (or other fund investments) with respect to which the Intermediary receives either no additional compensation or lower levels of additional compensation. The prospect of receiving, or the receipt of, such additional compensation may also provide Intermediaries and/or their salespersons with an incentive to favor recommending that Investors maintain their assets in the Fund rather than re-allocate assets to other investments. These payment arrangements will not, however, change the price that an investor pays for Shares or the amount that the Fund receives upon repurchase of Shares. Investors should take such payment arrangements into account when considering and evaluating any recommendations relating to the Shares.

Eligible Investors
Shares of the Fund are offered to the following groups of investors: 1) RIAs acting in a fiduciary capacity on behalf of their clients; 2) clients of such RIAs; 3) certain institutional investors; 4) tax-exempt retirement plans; 5) clients of other Intermediaries; 6) certain other eligible investors as approved from time to time by the Advisor; and 7) investment professionals or other financial intermediaries investing for their own accounts, and their immediate family members. Some Intermediaries may impose different or additional eligibility requirements. The Advisor has the discretion to further modify or waive these eligibility requirements.

Distributions
The Fund expects to declare and pay dividends of net investment income quarterly and net realized gains annually. Unless shareholders specify otherwise, dividends will be reinvested in Shares of the Fund.

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Unlisted Closed-End Fund Structure; Limited Liquidity
The Fund does not currently intend to list its Shares for trading on any securities exchange and does not expect any secondary market to develop for its Shares. Shareholders of the Fund are not able to have their Shares redeemed or otherwise sell their Shares on a daily basis because the Fund is an unlisted closed-end fund. In order to provide liquidity to shareholders, the Fund is structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding Shares, as described in this Prospectus. Subject to applicable law and approval of the Board, the Fund will seek to conduct such quarterly repurchase offers typically for 10% of the Fund’s outstanding Shares at NAV per Share. However, in connection with any repurchase offer, the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Shares.

Conflicts of Interest
The Advisor and its affiliates engage in other business activities and may trade in securities for their own accounts and manage the accounts of clients other than the Fund, including other investment vehicles, in which the Fund has no interest.

Fees and Expenses
The Fund bears all expenses incurred in its business and operations, other than those borne by the Advisor, pursuant to its agreement with the Fund, including, but not limited to all investment related expenses (e.g., costs and expenses directly related to portfolio transactions and positions for the Fund's account such as direct and indirect expenses associated with investments; brokerage commissions; the management fee; any non-investment related interest expense; legal and accounting fees; audit and tax preparation fees and expenses; the fees of any administrator or transfer agent retained by the Fund and related expenses; custody fees and expenses; insurance costs; fees and travel-related expenses of members of the Board who are not employees of the Advisor or affiliates of the Advisor; fees and expenses in connection with repurchase offers and any repurchases of Fund Shares; and any extraordinary expenses).

Tax Matters	The Fund intends to distribute income that is exempt from regular federal income tax. A portion of the Fund’s distributions may be subject to such tax. See “Tax Matters” below.
Custodian	UMB Bank, n.a. (the “Custodian”) serves as the primary custodian of the assets of the Fund. The Custodian’s principal business address is 928 Grand Boulevard, 5th Floor, Kansas City, Missouri 6410.
Transfer Agent	UMBFS serves as transfer agent and registrar with respect to Shares of the Fund.
Legal Counsel for the Fund	Morgan, Lewis & Bockius LLP (“Morgan Lewis”) serves as legal counsel to the Fund and its independent trustees.
Independent Auditors	__________ LLP serves as the independent registered public accounting firm to the Fund.

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SUMMARY OF FEES AND EXPENSES

The following table illustrates the approximate expenses and fees that the Fund expects to incur and that Shareholders can be expected to bear.

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load (as a percentage of offering price)(1)	3.00%
Maximum Repurchase Fee (as a percentage of repurchased amount)(2)	2.00%

ANNUAL EXPENSES (as a percentage of net assets attributable to common Shares)
Management Fees	x.xx%
Interest Payments on Borrowed Funds(3)	x.xx%
Shareholder Service Fees(4)	0.10%
Other Expenses(4)	0.xx%
Acquired Fund Fees and Expenses(4)
TOTAL ANNUAL FUND OPERATING EXPENSES(5)	x.xx%
Less Fee Waiver and Expense Reimbursements(5)	(x.xx%)
TOTAL ANNUAL FUND OPERATING EXPENSES (after fee waivers and expense reimbursements)(5)	x.xx%
_______________

(1)	Initial and additional investments may be subject to a sales load of up to 3.00%, subject to waiver or adjustment by the Advisor. The sales load will be in addition to the subscription price for shares and will not form a part of an investor’s investment in the Fund. Such sales loads are not included in the presentation of annual fund operating expenses in the table above.

(2)	The Fund does not currently charge a repurchase fee. However, the Fund may charge a repurchase fee of up to 2.00%, which the Fund would retain to help offset non-minimal estimated costs related to repurchase.

(3)	“Interest Payments on Borrowed Funds” are estimated based on the Advisor’s estimate of borrowings for the current fiscal year.

(4)	“Shareholder Service Fees,” “Other Expenses” and “Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year. The Fund’s annual expense ratio will increase or decrease over time as the Fund’s asset level decreases or increases, respectively, and as actual Fund expenses vary.

(5)	The Advisor has contractually agreed to waive or reduce its management fees and/or reimburse expenses of the Fund to ensure that total annual Fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed x.xx% of the Fund’s average daily net assets. This agreement is in effect until _______, 201_, and it may be terminated before that date only by the Fund’s Board of Trustees. The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred.

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses holders of Shares will bear directly or indirectly.

The following Example is intended to help you understand the various costs and expenses that you, as a holder of Shares, would bear directly or indirectly. The Example assumes that you invest $1,000 in Shares of the Fund (and also reflects the maximum 3.00% sales load that may be assessed on an investment in the Fund) for the time periods indicated. Because there are no costs associated with repurchases at this time, your costs would be the same whether you hold your Shares or tender your Shares for repurchase at the end of the time periods indicated. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested at NAV per Share, and that the Fund’s operating expenses (as described above) remain the same. The Example is based on these assumptions and should not be considered a representation of the Fund’s future expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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1 YEAR	3 YEARS	5 YEARS	10 YEARS
$	$	$	$

FINANCIAL HIGHLIGHTS

Because the Fund has not yet commenced investment operations, no financial highlights are available at this time. For information about the Fund’s fees and expenses, see “Summary of Fees and Expenses” above. In addition, see “Financial Statements” in the Fund’s Statement of Additional Information for the statement of assets and liabilities of the Fund as of ______, 2015.

THE FUND

The Palmer Square Strategic Finance Fund is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund was organized as a Delaware statutory trust on _____, 2015. The Fund has no operating history. The Fund’s principal office is 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205.

USE OF PROCEEDS

The Fund will invest the proceeds of the offering of Shares in accordance with its investment objectives and policies as stated below. The Advisor presently anticipates that the Fund will be able to fully invest the net proceeds according to its investment objectives and policies within approximately three to five months after receipt of the proceeds, depending on the amount and timing of proceeds available to the Fund as well as the availability of securities consistent with the Fund’s investment objectives and strategies. A delay in the anticipated use of proceeds could lower returns and reduce the Fund’s distribution to Common Shareholders. Pending investment of the net proceeds, the Fund will invest the offering proceeds in high-quality, short-term debt securities, cash and/or cash equivalents.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Investment Objectives

The Fund seeks a high level of income that is exempt from federal income tax. As a secondary objective, the Fund seeks long-term capital appreciation.

Principal Investment Strategies

Under normal circumstances, the Fund expects to primarily invest in (i) obligations issued by or on behalf governmental entities or other qualifying issuers of of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (“Municipal Securities”); (ii) corporate securities issued by or on behalf of obligors in municipal-related economic sectors (such as education, healthcare, housing, and infrastructure/project finance); and (iii) bonds issued for socially responsible projects such as charter schools, student housing, healthcare facilities, infrastructure projects, and senior living and other housings (individually and collectively, together with Municipal Securities, “Municipal-Related Securities”). The Fund is not required to invest in all such types of Municipal-Related Securities at all times. As the Fund will be opportunistic in its approach to investing, all or a portion of its income may be exempt from regular federal income taxes.

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The Fund may invest in debt securities of any credit quality including defaulted bonds (i.e., bonds on which the issuer has not paid principal or interest when due). Under normal market conditions, the Fund expects to primarily invest in “high yield” Municipal-Related Securities at time of purchase. “High yield” Municipal-Related Securities are those rated at time of purchase Ba1 or lower by Moody's Investors Service, Inc. ("Moody's"), or BB+ or lower by Standard & Poor's, a division of McGraw Hill Companies Inc. (“S&P”), or Fitch Ratings Ltd. (“Fitch”) or, if unrated by S&P, Moody's or Fitch, determined by the Fund’s investment adviser to be of comparable credit quality. Securities rated below investment grade, commonly referred to as “junk bonds,” have predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. High yield securities may also be difficult to value and illiquid.

The types of debt securities in which the Fund may invest include, but are not limited to, (i) municipal bonds including general obligation bonds, revenue bonds and participation interests in municipal leases, (ii) securities whose interest payment vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”), and (iii) private activity bonds. The Fund may invest without limit in in securities, the income from which (including the Fund’s distribution of such income) may not qualify for an exclusion from gross income under federal tax law or may be a preference item for purposes of the federal alternative minimum tax. The Fund may also invest in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored entities and ETFs that invest primarily in municipal securities or instruments with exposure to the municipal market.

In pursuing its investment objectives, the Fund expects to primarily acquire debt securities with maturities of one year or more, but may acquire obligations with shorter maturities. The Fund may invest a significant portion of its total assets in certain types of Municipal-Related Securities (such as revenue bonds) and in one or more states, territories or economic sectors (such as charter schools, student housing, healthcare facilities, infrastructure projects, and senior living and other housing).

For the purposes of achieving the Fund’s investment objectives, hedging risks, and enhancing liquidity, the Fund may also employ the following derivatives, futures contracts; option contracts, options on futures contracts; swap agreements, including interest rate swaps, total return swaps and credit default swaps; and options on swap agreements. Risks pertaining to the Advisor’s use of derivatives for hedging, that can be quantitatively measured and managed (and therefore can potentially be hedged), include interest rate risk, prepayment risk, spread risk and volatility risk. The Advisor’s goal is not to eliminate all risk, but to assume only those risks the Advisor views as offering a strong risk/return profile. Additionally, the Fund may employ the types of derivatives referenced above in order to achieve its investment objectives by, among other practices, replicating a certain type of credit exposure, obtaining short or long exposures to credit and/or interest rates, or taking a position in light of a potential appreciation or depreciation in value of a company’s securities.  Derivatives may also be used to enhance liquidity when, for example, gaining exposure to a particular security or group of securities through a derivative is more advantageous than purchasing the securities directly.

From a bottom-up perspective, the Advisor’s process for selecting obligations for purchase and sale emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation. Decisions to purchase or sell obligations are also determined by the Advisor’s relative value considerations that factor in its views of economic and credit-related fundamentals, market supply and demand, market dislocations and situation-specific opportunities. In addition, the Advisor also considers macro environment factors such as interest rates, tax rates and regulations. In evaluating creditworthiness, the investment advisor’s research process focuses on items such as: organizational history and business model, strength of management and corporate governance, the specific market (if applicable), financial statements, and creditor protection items such as collateral and security.

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The purchase or sale of obligations may be related to a decision to alter the Fund’s macro risk exposure (such as duration, yield curve positioning and sector exposure), a need to limit or reduce the Fund’s exposure to a particular security or issuer, degradation of an issuer’s credit quality, or general liquidity needs of the Fund. The potential for realization of capital gains or losses resulting from possible changes in interest rates will not be a major consideration and frequency of portfolio turnover generally will not be a limiting factor if the Advisor considers it advantageous to purchase or sell obligations.

Portfolio Composition

The Fund’s investments in the types of obligations described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of obligations described in this prospectus.

Debt securities. Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, those rated Ba or below by Moody’s and/or S&P or unrated but determined by the Advisor to be of comparable quality, are described by the rating agencies as speculative and involve greater risk of default or price changes than higher rated debt securities due to changes in the issuer’s creditworthiness or the fact that the issuer may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to sell or to determine the value of lower rated debt securities.

Fixed income securities. The Fund may invest in a wide range of fixed-income securities, which may include obligations of any rating or maturity. The Fund may invest in below investment grade corporate debt securities (commonly known as “junk bonds” or “high yield bonds”), including defaulted bonds. The Fund also may invest in investment grade debt securities. Investment grade bonds are those rated BBB or better by S&P or Baa or better by Moody’s each of which are considered a nationally recognized statistical rating organization (“NRSRO”). Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix A of the SAI for a description of bond ratings. The Fund may also invest in unrated debt securities that the Advisor believes are of comparable quality to the rated securities in which the Fund may purchase.

High Yield or “Junk” Bonds. Junk bonds generally offer a higher current yield than that available for investment grade issues. However, below investment grade debt securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. At times in recent years, the prices of many below investment grade debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on below investment grade debt securities rose dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such price declines will not recur. The market for below investment grade debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade debt securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a debt security may affect the value of these investments. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund’s investment objectives.

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Corporate Debt Securities. Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk. Corporate debt securities carry credit risk, interest rate risk and prepayment risk.

Unrated Debt Securities. The Fund may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Municipal Bonds. The two general classifications of municipal bonds are “general obligation” bonds and “revenue” bonds. General obligation bonds are secured by the governmental issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest upon a default by the issuer of its principal and interest payment obligations. They are usually paid from general revenues of the issuing governmental entity. Revenue bonds, on the other hand, are usually payable only out of a specific revenue source rather than from general revenues. Pledged revenues may be derived from operation of the financed project. Revenue bonds ordinarily are not backed by the faith, credit or general taxing power of a governmental entity. The principal and interest on revenue bonds are typically paid from cash flow.

Revenue bonds for private facilities usually do not represent a pledge of the credit, general revenues or taxing powers of any governmental entity. Instead, the private company operating the facility is the sole source of payment of the obligation. Generally, the funds for payment of revenue bonds come solely from revenue generated by operation of the facility. In the future, legislation could be introduced in Congress which could further restrict or eliminate the income tax exemption for interest on debt obligations in which the Funds may invest.

Refunded Bonds. The Fund may invest in refunded bonds. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become refunded when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations sufficient for paying the bondholders. There are two types of refunded bonds: pre-refunded bonds and escrowed-to-maturity (“ETM”) bonds. The escrow fund for a pre-refunded municipal bond may be structured so that the refunded bonds are to be called at the first possible date or a subsequent call date established in the original bond debenture. The call price usually includes a premium from 1% to 3% above par. This type of structure usually is used for those refundings that either reduce the issuer’s interest payment expenses or change the debt maturity schedule. In escrow funds for ETM refunded municipal bonds, the maturity schedules of the securities in the escrow funds match the regular debt-service requirements on the bonds as originally stated in the bond indentures.

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Municipal Leases and Certificates of Participation. The Fund also may purchase municipal lease obligations, primarily through certificates of participation. Certificates of participation in municipal leases are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local governmental unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligation bonds or revenue bonds.

Municipal leases and installment purchase or conditional sales contracts (which usually provide for title to the leased asset to pass to the governmental issuer upon payment of all amounts due under the contract) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of municipal debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases and contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body on a yearly or other periodic basis. Although these kinds of obligations are secured by the leased equipment or facilities, the disposition of the pledged property in the event of non-appropriation or foreclosure might, in some cases, prove difficult and time consuming. In addition, disposition upon non-appropriation or foreclosure might not result in recovery by the Fund of the full principal amount represented by an obligation.

Private Activity Bonds. The Fund may purchase private activity bonds, the interest paid on which is exempt from federal income tax (although such interest may be an item of tax preference for purposes of the federal alternative minimum tax). These bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or -operated facilities for business and manufacturing, housing and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other categories. The payment of the principal and interest on such bonds is secured primarily by revenues derived from loan repayments or lease payments by entity owning or operating the facility, which may or may not be guaranteed by a parent company or otherwise secured. Such bonds generally are not secured by a pledge of the taxing power of the issuer of the bonds, and therefore depend on the revenue of a private entity. The continued ability of such an entity to generate sufficient revenues for the payment of principal and interest on such bonds may be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the extent of the entity's dependence on revenues from the operation of the particular facility being financed, and may be dependent solely on the revenues generated by the use of the facility.

U.S. Government obligations. The Fund may invest in U.S. government obligations. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, where it is not obligated to do so (see “Agency Obligations,” below). In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

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Agency obligations. The Fund may invest in agency obligations, such as the Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Government National Mortgage Association (“GNMA”), commonly known as “Ginnie Mae,” Federal National Mortgage Association (“FNMA”), commonly known as “Fannie Mae,” Federal Home Loan Mortgage Corporation (“FHLMC”), commonly known as “Freddie Mae,” and the Student Loan Marketing Association (“SLMA”). Some, such as those of the Export-Import Bank of United States, are supported only by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA and FHLMC, are supported by only the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities because they are not obligated by law to do so. As a result, there is a risk that these entities will default on a financial obligation. For instance, in September 2008, at the direction of the U.S. Treasury, FNMA and FHLMC were placed into conservatorship under the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator.

Inverse floating rate securities. The Fund may invest in debt securities with interest payments or maturity values that are not fixed, but float inversely to an underlying index or price. The Fund’s investments in inverse floating rate securities are designed to increase the Fund’s income. Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than fixed-income securities and may involve leverage. Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula.

 When-Issued or delayed-delivery securities. The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuations and, in the case of fixed income securities, no interest accrues to the Fund until settlement takes place. When purchasing a security on a when-issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. Accordingly, at the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. The Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund will maintain with the Custodian a segregated account with liquid assets, consisting of cash, United States Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If, however, the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a taxable capital gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults. It is the current policy of the Fund not to enter into when- issued commitments exceeding in the aggregate 25% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

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The Fund may also engage in purchases or sales of “to-be-announced” or “TBA” securities, which represent agreements to buy or sell securities with agreed-upon characteristics for a fixed unit price at a future date. For example, in a TBA mortgage-backed transaction, a buyer or seller would agree upon the issuer, interest rate and terms of underlying mortgages, but the seller would not identify the specific underlying securities at the trade date. Purchases and sales of TBA securities involve risks similar to those discussed above for other when-issued and delayed delivery securities. When a Fund purchases when-issued or delayed delivery securities or sell TBA securities, it will “cover” its position as required by the 1940 Act.

Investment company securities. The Fund may invest in shares of other investment companies (each, an “Underlying Fund”), including open-end funds, closed-end funds, unit investment trusts (“UITs”) and ETFs, to the extent permitted by applicable law and subject to certain restrictions set forth in the SAI.

Derivatives. The Fund may utilize a variety of financial instruments, such as derivatives, options, and forward contracts, both for investment purposes and for hedging purposes. Hedging involves special risks including the possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s assessment of certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if hedging had not been used. Nonetheless, with respect to certain investment positions, the Fund may not be sufficiently hedged against market fluctuations, in which case an investment position could result in a loss greater than if the Advisor had been sufficiently hedged with respect to such position.

The Advisor will not, in general, attempt to hedge all market or other risks inherent in the Fund’s positions, and will hedge certain risks, if at all, only partially. Specifically, the Advisor may choose not, or may determine that it is economically unattractive, to hedge certain risks, either in respect of particular positions or in respect of the Fund’s overall portfolio. Moreover, it should be noted that the Fund’s portfolio always will be exposed to unidentified systematic risk factors and to certain risks that cannot be completely hedged, such as credit risk (relating both to particular securities and counterparties). The Fund’s portfolio composition may result in various directional market risks remaining unhedged, although the Advisor may rely on diversification to control such risks to the extent that the Advisor believes it is desirable to do so.

Certain derivative transactions may give rise to a form of leverage. The Fund is required to segregate or “earmark” liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause the Fund to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The loss on leverage transactions may substantially exceed the initial investment.

Options on Securities and Securities Indices. The Fund may buy or sell (write) options on securities and securities indices.

The Fund may purchase call and put options. A call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A put option would entitle the Fund, in return for the premium paid, to sell specified securities during the option period. The Fund may invest in both European-style or American-style options. A European-style option is only exercisable immediately prior to its expiration. American-style options are exercisable at any time prior to the expiration date of the option.

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Writing Call Options. The Fund may write covered call options. A call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration or, if additional cash consideration is required, cash or cash equivalents in such amounts as held in a segregated account by the Fund’s custodian. The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, the writer may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

The Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to the Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

In addition to covered call options, the Fund may write uncovered (or “naked”) call options on securities, including ETFs, and indices; however, SEC rules require that the Fund segregates assets on its books and records with a value equal to the value of the securities or the index that the holder of the option is entitled to call. Segregated securities cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Writing Covered Index Call Options. The Fund may sell index call options. The Fund may also execute a closing purchase transaction with respect to the option it has sold and then sell another option with either a different exercise price and/or expiration date. The Fund’s objective in entering into such closing transactions is to increase option premium income, to limit losses or to protect anticipated gains in the underlying stocks. The cost of a closing transaction, while reducing the premium income realized from the sale of the option, should be offset, at least in part, by the appreciation in the value of the underlying index, and by the opportunity to realize additional premium income from selling a new option.

When the Fund sells an index call option, it does not deliver the underlying stocks or cash to the broker through whom the transaction is effected. In the case of an exchange-traded option, the Fund establishes an escrow account. The Fund’s custodian (or a securities depository acting for the custodian) acts as the Fund’s escrow agent. The escrow agent enters into documents known as escrow receipts with respect to the stocks included in the Fund (or escrow receipts with respect to other acceptable securities). The escrow agent releases the stocks from the escrow account when the call option expires or the Fund enters into a closing purchase transaction. Until such release, the underlying stocks cannot be sold by the Fund. The Fund may enter into similar collateral arrangements with the counterparty when it sells over-the-counter index call options.

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When the Fund sells an index call option, it is also required to “cover” the option pursuant to requirements enunciated by the staff of the SEC.  The staff has indicated that a mutual fund may “cover” an index call option by (1) owning and holding for the term of the option a portfolio of stocks substantially replicating the movement of the index underlying the call option; (2) purchasing an American-style call option on the same index with an exercise price not greater than the exercise price of the written option; or (3) establishing and maintaining for the term of the option a segregated account consisting of cash, U.S. Government securities or other high-grade debt securities, equal in value to the aggregate contract price of the call option (the current index value times the specific multiple). The Fund generally “covers” the index options it has sold by owning and holding stocks substantially replicating the movement of the applicable index. As an alternative method of “covering” the option, the Fund may purchase an appropriate offsetting option.

The purchaser of an index call option sold by the Fund may exercise the option at a price fixed as of the closing level of the index on exercise date. Unless the Fund has liquid assets sufficient to satisfy the exercise of the index call option, the Fund would be required to liquidate portfolio securities to satisfy the exercise. The market value of such securities may decline between the time the option is exercised and the time the Fund is able to sell the securities. If the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 5% of the Fund’s total assets) pending settlement of the sale of the portfolio securities and thereby incur interest charges. If trading is interrupted on the index, the Fund would not be able to close out its option positions.

Risks of Transactions in Options. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying securities and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation in value than an investment in the underlying securities themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not be adequate to handle current trading volume at all times; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which the Fund may enter into options transactions may be limited by the requirements of the Code, for qualification of the Fund as a regulated investment company.

Over-the-Counter Options. The Fund may engage in transactions involving over-the-counter options as well as exchange-traded options. Certain additional risks are specific to over-the-counter options. The Fund may engage a clearing corporation to exercise exchange-traded options, but if the Fund purchased an over-the-counter option, it must then rely on the dealer from which it purchased the option if the option is exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while over-the-counter options may not. Consequently, the Fund may generally be able to realize the value of an over-the-counter option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes an over-the-counter option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into over-the-counter options only with dealers who will agree to and are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate an over-the-counter option at a favorable price at any time prior to expiration. Unless the Fund, as a covered over-the-counter call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate an over-the-counter option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

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The SEC has taken the position that purchased over-the-counter options are illiquid securities. The Fund may treat the cover used for written over-the-counter options as liquid if the dealer agrees that the Fund may repurchase the over-the-counter option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the over-the-counter option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat over-the-counter options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of over-the-counter options, the Fund will change the treatment of such instruments accordingly.

Stock Index Options. The Fund may invest in options on indices, including broad-based security indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities. When a fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, if a fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying index. A fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those on which the underlying index is based. However, a fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as underlie the index and, as a result, bears a risk that the value of the securities or instruments held will vary from the value of the index..

Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer’s obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.

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If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Futures and Options on Futures. The Fund may use interest rate, foreign currency, index and other futures contracts. The Fund may use options on futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

The Fund may purchase and write (sell) call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits.

Futures and options on futures are regulated by the Commodity Futures Trading Commission (“CFTC”). The Fund invests in futures, options on futures and other instruments subject to regulation by the CFTC in reliance upon and in accordance with CFTC Regulation 4.5. Under Regulation 4.5, if the Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase of a new position are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions at the time may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Regulation 4.5. Therefore, as of the date of this prospectus, the Fund is deemed not to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and they are not subject to registration or regulation as such under the CEA. The Advisor has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with respect to the Fund in accordance with CFTC Regulation 4.5. As of the date of this SAI, the Advisor is not deemed to be a “commodity pool operator” or “commodity trading adviser” with respect to the advisory services it provides to the Fund. In the future, if the Fund’s use of futures, options as futures, or swaps requires the Advisor to register as a commodity pool operator with the CFTC with respect to the Fund, the Advisor will do so at that time.

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A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin", equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put. In such cases, the Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

Swap agreements. The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with "caps," "floors" or "collars". A "cap" is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A "floor" is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A "collar" is essentially a combination of a long cap and a short floor where the limits are set at different levels.

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The Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent obligations created thereby may be deemed to constitute senior securities, the Fund will maintain required collateral in a segregated account consisting of U.S. government securities or cash or cash equivalents. If the Fund were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. If the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where it would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its securities portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

Total Return Swaps. The Fund may enter into total return swap contracts. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Credit Default Swaps. The Fund may enter into credit default swap agreements. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The Fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. The notional value of the credit default swap will be used to segregate liquid assets for selling protection on credit default swaps. If the Fund were a buyer and no credit event occurs, the Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value. When the Fund buys credit default swaps it will segregate an amount at least equal to the amount of any accrued premium payment obligations including amounts for early terminations. The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

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The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the Fund's return.

Interest Rate Swaps. The Fund may enter into an interest rate swap in an effort to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of the fund’s portfolio, the fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.

Options on Swaps. An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The Fund may write (sell) and purchase put and call swaptions. The Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the Fund’s use of options.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Over-the-counter transactions. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law on July 21, 2010, established a new statutory framework that comprehensively regulated the over-the-counter (“OTC”) derivatives markets for the first time. Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the SEC and the CFTC, not all of which has been proposed or finalized as at the date of this SAI. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called “bilateral OTC transactions”). Now certain OTC derivatives contracts are required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities (“SEFs”).

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Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, bilateral OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Advisor and verified in appropriate cases. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under recently-adopted CFTC regulations, counterparties of registered swap dealers and major swap participants have the right to elect segregation of initial margin in respect of uncleared swaps. If a counterparty makes such an election, any initial margin that is posted to the swap dealer or major swap participant must be segregated in individual customer accounts held at an independent third-party custodian. In addition, the collateral may only be invested in certain categories of instruments identified in the CFTC’s regulations. Agreements covering these segregation arrangements must generally provide for consent by both the counterparty and the swap dealer or major swap participant to withdraw margin from the segregated account. Given these limitations on the use of uncleared swaps collateral, there is some likelihood that the electing counterparty will experience an increase in the costs associated with trading swaps with the relevant swap dealer or major swap participant. Certain other protections apply to a counterparty to uncleared swaps under the CFTC’s regulations even if the counterparty does not elect segregation of its initial margin. These regulations are newly adopted, and it remains unclear whether they will be effective in protecting initial margin in the manner intended in the event of significant market stress or the insolvency of a swap dealer or major swap participant.

Furthermore, a bilateral OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with which the Fund originally dealt. Any such cancellation may require the Fund to pay a premium to that dealer. In those cases in which the Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the transaction expires or is exercised or different cover is substituted. The Fund will seek to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund. There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration.

The requirement to execute certain OTC derivatives contracts on SEFs may offer certain advantages over traditional bilateral OTC trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. However, SEF trading may make it more difficult and costly for the Fund to enter into highly tailored or customized transactions and may result in additional costs and risks. Market participants such as the Fund that execute derivatives contracts through a SEF, whether directly or through a broker intermediary, are required to submit to the jurisdiction of the SEF and comply with SEF and CFTC rules and regulations which impose, among other things disclosure and recordkeeping obligations. In addition, the Fund will generally incur SEF or broker intermediary fees when it trades on a SEF. The Fund may also be required to indemnify the SEF or broker intermediary for any losses or costs that may result from the Fund’s transactions on the SEF.

Borrowings. The Fund may obtain leverage through borrowings in seeking its investment objectives, for operational portfolio management purposes, and to meet repurchase requests. Borrowing for other than temporary or emergency purposes, investments in certain derivatives, short sales and futures contracts, and forward currency contracts and engaging in forward commitment transactions are examples of transactions that the Fund may engage in and that result in leverage. The Fund’s borrowings that are in the form of loans from banks may be on a secured or unsecured basis and at fixed or variable rates of interest. The Fund’s ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This means that the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets (including such indebtedness), or 50% of the Fund’s net assets (excluding such indebtedness). The Fund also may borrow money from banks or other lenders for temporary purposes in an amount not to exceed 5% of the Fund’s assets. Such temporary borrowings are not subject to the asset coverage requirements discussed above in connection with the Fund’s borrowings for investment purposes.

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Other Investment Strategies

Temporary investments. The Fund may take temporary defensive measures that are inconsistent with the Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. The Fund also may invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Advisor, with respect to assets so invested. The Fund may not achieve its investment objectives during temporary defensive periods.

Lending Portfolio Securities. Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets.

A loan may generally be terminated by the borrower on one business day’s notice, or by the Fund on five business days’ notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice or fails to maintain the requisite amount of collateral, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.

Short sales. The Fund may seek to hedge investments or realize additional gains through the use of short sales. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

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Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with other liquid assets. The Fund’s ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract, due to, for instance, its insolvency or bankruptcy. In such instances the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligation. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.

In a short sale against the box, a fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost.

PRINCIPAL RISK CONSIDERATIONS

An investment in the Fund involves significant risks and considerations which prospective Shareholders should evaluate carefully before making a decision to acquire Shares. The Advisor and its affiliates cannot assure the Fund’s success or profitability. The success of the Fund will depend upon a variety of factors, many of which are beyond the Advisor’s control. A prospective Shareholder should carefully consider the following factors and risks relating to an investment in the Fund. This section also describes certain risk factors applicable to the Fund’s investments. The following does not purport to be a summary of all the risks associated with such investments.

No Operating History. The Fund is a newly organized closed-end management investment company with no history of operations, has no financial statements or other meaningful operating or financial data on which potential investors may evaluate the Fund and its performance, and is designed for long-term investors and not as a trading vehicle.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Prices of fixed income securities tend to move inversely with changes in interest rates. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The longer the effective maturity and duration of the Fund’s portfolio, the more the Fund’s share price is likely to react to changes in interest rates. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates. If an issuer calls its security during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value of the security as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation. In addition, the Fund may be subject to extension risk, which occurs during a rising interest rate environment because certain obligations may be paid off by an issuer more slowly than anticipated, causing the value of those securities held by the Fund to fall.

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Prepayment or Call Risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the Fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the Fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment.

Extension Risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the Fund’s share price to be more volatile.

Interest Rate Risk. Interest rate risk is the risk that debt securities will decline in value because of an increase in interest rates. As interest rates rise, the value of certain debt securities held by the Fund is likely to decrease. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Floating rate and adjustable rate debt securities will not generally increase in value if interest rates decline. When the Fund holds floating or adjustable rate debt securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares. Investments in debt securities pose the risk that the Fund Advisor’s forecast of the direction of interest rates might be incorrect.

Credit Risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the Fund fails to pay amounts due when required by the terms of the security, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of the Fund’s investment could decline. If the Fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the Fund will be subject to the credit risk presented by the counterparties. Credit risk is broadly gauged by the credit ratings of the securities in which the Fund invests.

High Yield Bond Risk. High yield bonds (often called “junk bonds”) are speculative, involve greater risks of default or downgrade and are more volatile and tend to be less liquid than investment-grade securities. High yield bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. Companies issuing high yield fixed-income securities are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings. These factors could affect such companies’ abilities to make interest and principal payments and ultimately could cause such companies to stop making interest and/or principal payments. In such cases, payments on the securities may never resume, which would result in the securities owned by the Fund becoming worthless. The market prices of junk bonds are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer.

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Municipal Bond Risk. As the Fund may purchase the debt securities of municipal issuers, changes or proposed changes in federal tax laws could impact the value of those securities. Of particular concern would be large changes in marginal income tax rates or the elimination of the tax preference for tax-exempt municipal interest income versus currently taxable interest income. Also, the failure or possible failure of such debt issuances to qualify for tax-exempt treatment may cause the prices of such municipal securities to decline, possibly adversely affecting the value of the Fund’s portfolio, and such a failure could also result in additional taxable income to the Fund and/or shareholders. In addition, the municipal market is a highly fragmented market that is very technically driven. There can be regional variations in economic conditions or supply-demand fundamentals. Any investment interest or other expenses incurred for the purchase of tax-exempt municipal bonds cannot be deducted for federal income tax purposes.

Some public information in the municipal market is also less available than in other markets, increasing the difficulty of evaluating and valuing securities. As opposed to the majority of municipal bonds outstanding, a portion of the municipal bonds held by the Fund may be secured by payments to be made by private companies and changes in market conditions affecting such bonds, including the downgrade of a private company obligated to make such payments, could have a negative impact on the value of Fund holdings, the municipal market generally, or the Fund’s performance.

Distressed Securities Risk. The Fund’s investment in distressed securities may involve a substantial degree of risk. These instruments typically are unrated, lower-rated, in default or close to default. Many of these instruments are not publicly traded, and may become illiquid. The prices of such instruments may be extremely volatile. Valuing such instruments may be difficult and the Fund may lose all of its investment, or it may be required to accept cash or securities with a value less than the Fund’s original investment. Issuers of distressed securities are typically in a weak financial condition and may default, in which case the Fund may lose its entire investment. Securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

 State Specific Risk. The Fund’s investments in municipal obligations of issuers located in a particular state may be adversely affected by political, economic and regulatory developments within that state. Such developments may affect the financial condition of a state’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect the Fund’s income, NAV per Share, liquidity, and/or ability to preserve or realize capital appreciation.

Tax Risk. The Fund expects that a portion of its dividends will be treated as exempt-interest dividends for federal income tax purposes. Exempt‑interest dividends are generally exempt from regular federal income tax when received by shareholders, but may be subject to the alternative minimum tax. In general, the Fund may distribute exempt-interest dividends to the extent of its net income from Municipal Securities that is exempt from regular federal income tax. The income on the Fund’s Municipal Securities could, however, become subject to regular federal income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Any proposed or actual changes in income tax rates or the tax-exempt status of interest income from Municipal Securities can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities. Such changes may affect the Fund’s net asset value and ability to acquire and dispose of Municipal Securities at desirable yield and price levels.

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Private Activity Bonds Risk. Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment.

Liquidity Risk. Due to a lack of demand in the marketplace or other factors, such as market turmoil, the Fund may not be able to sell some or all of the investments that it holds, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, it may only be able to sell those investments at a loss. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. In addition, when the market for certain investments is illiquid, the Fund may be unable to achieve its desired level of exposure to a certain sector.

ETF Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Derivatives Risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund Shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty and an investor may lose money. The loss on derivative transactions may substantially exceed the initial investment.

Valuation Risk. Many factors may influence the price at which the Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or tender for repurchase Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher repurchase proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities, and currencies may be materially affected by events after the close of the market on which they are valued but before the Fund determines its net asset value.

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Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

State and Sector Concentration Risk. From time to time the Fund may invest a significant portion of its total assets in a single state or sector. If the Fund invests a significant portion of its total assets in issuers within the same state or economic sector, an adverse economic, business or political development affecting that state or sector may affect the value of the Fund’s investments more than if its investments were not so concentrated.

Leverage Risk. The Fund may borrow or enter into derivative transactions for investment purposes, which will cause the Fund to incur investment leverage. Therefore the Fund is subject to leverage risk. Leverage magnifies the Fund’s exposure to declines in the value of one or more underlying investments or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have. The value of an investment in the Fund will be more volatile and other risks tend to be compounded if and to the extent the Fund borrows or uses derivatives or other investments that have embedded leverage. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. For example, the financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments fell, credit became more scarce worldwide and there was significant uncertainty in the markets. This environment could make identifying investment risks and opportunities especially difficult for the Advisor. In response to the crisis, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to the crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Borrowings Risk. The Fund may borrow to meet redemption requests or for investment purposes (i.e., to purchase additional portfolio securities). The Fund’s borrowings, which would be in the form of loans from banks, may be on a secured or unsecured basis and at fixed or variable rates of interest. The Fund’s ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. The Fund’s investment portfolio may limit the number of lenders willing to enter into a borrowing arrangement with the Fund, result in higher borrowing costs to the Fund, or less favorable terms under the arrangement because such securities are higher risk instruments. As a result, the Fund may be required to modify its investment program in order to meet the terms of any borrowing arrangement. If so, the Fund may not meet its investment objectives. Borrowing also will cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund's return. In addition to any more stringent terms imposed by a lender, the 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This would allow the Fund to borrow for such purposes an amount equal to as much as 33 1/3% of the value of its total assets. The Fund will borrow only if the value of the Fund’s assets, including borrowings, is equal to at least 300% of all borrowings, including the proposed borrowing.

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Repurchase Offers Risk. As described under “Periodic Repurchase Offers” below, the Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund will conduct quarterly repurchase offers, typically for 10% of the Fund’s outstanding Shares at NAV per Share, subject to applicable law and approval of the Board of Trustees. In all cases such repurchases will be for at least 5% and not more than 25% of the Fund’s outstanding shares at the NAV per Share, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments than would otherwise be the case, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objectives. If the Fund employs investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income.

If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investments in the Fund at NAV per Share during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV per Share of Shares tendered in a repurchase offer may decline to the extent there is any delay between the repurchase request deadline and the date on which the NAV per Share for tendered Shares is determined. In addition, the repurchase of Shares by the Fund may be a taxable event to shareholders.

Anti-takeover Provisions. The Fund’s Declaration of Trust, together with any amendments thereto, include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

MANAGEMENT OF THE FUND

General

The Fund’s Board of Trustees (the “Board”) has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations.

The Advisor

Palmer Square Capital Management LLC (the “Advisor”), a Delaware limited liability company formed in 2009 which maintains its principal offices at 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205, acts as the investment advisor to the Fund pursuant to the Investment Advisory Agreement with the Fund. The Advisor is an investment adviser registered with the SEC and provides investment advice to open-end funds, private investment funds, and institutional and high net worth clients. The Advisor has approximately $4.0 billion in assets under management as of June 30, 2015. The Advisor is majority-owned by Montage Investments, LLC, a Kansas limited liability company and an SEC-registered investment adviser that manages over $__ billion in assets under management as of June 30, 2015. The Advisor’s responsibilities include investment and reinvestment of the assets of the Fund, furnishing an investment program with respect to the Fund, determining which investments should be bought and sold and executing investment transactions. Pursuant to the Investment Advisory Agreement, the Fund pays the Advisor an annual advisory fee of x.xx% of the Fund’s average daily net assets for the services and facilities it provides, payable on a monthly basis.

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The Fund bears all expenses incurred in its business and operations, other than those borne by the Advisor, pursuant to its agreement with the Fund, including, but not limited to all investment related expenses (e.g., costs and expenses directly related to portfolio transactions and positions for the Fund's account such as direct and indirect expenses associated with investments; brokerage commissions; the management fee; any non-investment related interest expense; legal and accounting fees; audit and tax preparation fees and expenses; the fees of any administrator or transfer agent retained by the Fund and related expenses; custody fees and expenses; insurance costs; fees and travel-related expenses of members of the Board who are not employees of the Advisor or affiliates of the Advisor; fees and expenses in connection with repurchase offers and any repurchases of Fund shares; and any extraordinary expenses).

The Advisor has contractually agreed to waive or reduce its management fees and/or reimburse expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed x.xx% of the Fund’s average daily net assets. This agreement is in effect until ________, 201_, and it may be terminated before that date only by the Fund’s Board of Trustees.  Any reduction in advisory fees or payment of the Fund’s expenses made by the Advisor in a fiscal year may be reimbursed by the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred. This reimbursement may be requested from the Fund if the aggregate amount of operating expenses for such fiscal year, as accrued each month, does not exceed the lesser of (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, or (b) the limitation on Fund expenses at the time of the request. However, the reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Advisor and will not include any amounts previously reimbursed to the Advisor by the Fund. Any such reimbursement is contingent upon the Board’s subsequent review and ratification of the reimbursed amounts and may not cause the total operating expenses paid by the Fund in a fiscal year to exceed the applicable limitation on Fund expenses. The Advisor may waive and/or reimburse fees and expenses in order to maintain distribution yield. The Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or Fund expenses.

A discussion regarding the basis for the approval of the Investment Advisory Agreement will be available in the Fund’s first report to Shareholders.

Portfolio Managers

Garey M. Fuqua and Christopher D. Long are jointly and primarily responsible for the day to day management of the Fund and have managed the Fund since it commenced operations on ______, 2015.

Garey M. Fuqua. Mr. Fuqua is Managing Director and Chief Investment Officer of the Advisor’s High Yield Municipal Strategies. Prior to joining the Advisor in 2015, he was Managing Director and the head of Spring Mountain Capital’s High Yield and Distressed Municipal Strategies Group from January 2012 to February 2015. Before that, he founded Ofelia Capital, an investment boutique firm focusing on municipal debt. He was also previously a Co-Portfolio Manager of high yield municipal bonds at Aroya Capital, a multi-strategy hedge fund firm, a Director with Cohen & Company where he co-managed a municipal collateralized debt obligations portfolio, as well as a Director at Fitch Ratings where he rated and issued credit opinions for municipal bonds. Mr. Fuqua has also worked at Goldman Sachs, PriceWaterhouseCoopers, Brown & Wood, Sumitomo and Sallie Mae. He has significant experience in a wide range of non-investment grade issuers of municipal securities as well as restructuring turnaround and distressed situations. Mr. Fuqua received an M.P.A. from the Maxwell School at Syracuse University and a B.S. from the Stern School of Business at New York University.

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Christopher D. Long. Mr. Long is the President and founder of the Advisor and is responsible for the Advisor’s alternative and credit investments business, managing both the firm’s investment activities and operations as well as defining its investment policy. Mr. Long has 16 years of investment experience. Prior to founding the Advisor, Mr. Long was a Managing Director and Investment Committee Member at Prairie Capital Management, LLC (“Prairie”) from 2006 to 2009, where he was one of the team members responsible for the firm’s proprietary alternative investment products. Prior to joining Prairie, Mr. Long was at various New York City-based firms including Sandell Asset Management, Corp. (“Sandell”), a multi-billion multi-strategy hedge fund, where he, as a Research Analyst, invested in both equity and debt securities from 2005 to 2006. Prior to Sandell, he worked at Morgan Stanley in the Credit Derivatives and Distressed Securities Group as an Associate, focusing on the firm’s proprietary investments during the summer of 2004. Before Morgan Stanley, Mr. Long worked at TH Lee Putnam Ventures, a $1.1 billion private equity fund sponsored by Thomas H. Lee Partners and Putnam Investments, from 1999 to 2003. Mr. Long started his career at J.P. Morgan & Co. in Leveraged Finance and Mergers & Acquisitions (FIG Group), advising corporations and private equity firms on investment banking and capital markets, from 1997 through 1999. Mr. Long received an MBA from the Harvard Business School in 2005, and an undergraduate degree in Economics, cum laude, from Princeton University in 1997.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

CONTROL PERSON

A control person is a person who beneficially owns more than 25% of the voting securities of a company. The Advisor is currently the sole shareholder of the Fund, and therefore a control person. However, it is anticipated that the Advisor will no longer be a control person once this offering is completed.

THE FUND’S SERVICE PROVIDERS

Custodian

UMB Bank, n.a., located at 928 Grand Boulevard, 5th Floor, Kansas City, Missouri 64106, is the Fund’s custodian.

Co-Administrators

UMBFS, located at 235 W. Galena Street, Milwaukee, Wisconsin 53212, and MFAC, 2220 E. Route 66, Suite 226, Glendora, California 91740, act as co-administrators of the Fund.

Transfer Agent

UMBFS acts as the Fund's fund accountant, transfer agent and dividend disbursing agent

Independent Registered Public Accounting Firm

[    ], located at [        ], serves as the Fund’s independent registered public accounting firm. Its services include auditing the Fund’s financial statements and the performance of related tax services.

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Legal Counsel

Morgan, Lewis & Bockius LLP serves as legal counsel to the Fund and its independent trustees.

THE DISTRIBUTOR

The Distributor (also known as the principal underwriter) of the shares of the Fund is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with the Fund, the Advisor or any other service provider for the Fund.

Under a distribution agreement with the Fund dated ____, 2015 (the “Distribution Agreement”), the Distributor acts as the agent of the Fund in connection with the continuous offering of Shares of the Fund. The Distributor continually distributes Shares on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund Shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Fund. The Distributor may enter into agreements with Intermediaries for distribution of Shares. With respect to certain Intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Advisor, rather than the Distributor, typically enter into such agreements. These Intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These Intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase Shares through Intermediaries will be subject to the procedures of those Intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed in this prospectus. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase Shares. Investors purchasing Shares through Intermediaries should acquaint themselves with their Intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their Intermediary. The Intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote Shares depending upon their arrangement with the Intermediary. The Advisor pays the Distributor a fee for certain distribution-related services.

The Fund has agreed to indemnify the Distributor against certain liabilities, including liabilities under the Securities Act of 1933. Such indemnification does not include indemnification against liability resulting from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof. The Distribution Agreement has an initial term of up to two years and will continue in effect with respect to the Fund only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Fund on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

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PURCHASE OF SHARES

Shareholders who invest in the Fund through an Intermediary should contact their Intermediary regarding purchase procedures. Shares generally are available for investment only by clients of registered investment advisers and a limited number of certain other Eligible Investors (as defined below). All investments are subject to approval of the Advisor, and all investors must complete and submit the necessary account registration forms in good order. The Fund reserves the right to reject any initial or additional investment and to suspend the offering of Shares. Purchase through an Intermediary does not affect these eligibility requirements.

A purchase of Shares will be made at the NAV per Share next determined following receipt of a purchase order in good order by the Fund, its authorized agent, or authorized Intermediary or the Intermediary’s authorized designee. A purchase order is in “good order” when the Fund, an authorized Intermediary or, if applicable, an Intermediary’s authorized designee, receives all required information, including properly completed and signed documents. Once the Fund (or one of its authorized agents) accepts a purchase order, you may not cancel or revoke it. The Fund reserves the right to cancel any purchase order it receives if the Fund believes that it is in the best interest of the Fund’s shareholders to do so.

Intermediaries may be retained to assist in the placement of Shares. An Intermediary will generally be entitled to receive a fee, in the form of a sales load, from each investor in the Fund whose Shares the Intermediary sells. Investments may be subject to a sales load of up to 3.00%. The sales load may be waived or adjusted for (i) affiliates of the Advisor; (ii) employees or directors of the Advisor and its affiliates, and members of their immediate families; (iii) certain investors with an established business relationship with the Advisor or its affiliates; (iv) Trustees or officers of the Fund; or (v) other investors as determined by the Advisor in its sole discretion. The sales load will be in addition to the subscription price for Shares and will not form a part of an investor’s investment in the Fund. Any amounts paid by an investor as a sales load will not be part of the investor's investment in the Fund. For example, a subscription order for $10,300 will receive $10,000 in Fund shares and pay $300 in sales load. The Fund is not responsible for independently determining whether a possible waiver could apply.

In some instances, the sales load arrangements may result in receipt by the Intermediaries and their personnel (who themselves may receive all or a substantial part of the relevant payments) of compensation in excess of that which otherwise would have been paid in connection with their placement of shares of a different fund. A prospective investor with questions regarding these arrangements may obtain additional detail by contacting his or her Intermediary directly. Prospective investors also should be aware that these payments could create incentives on the part of Intermediaries to more positively consider the Fund relative to other funds not making payments of this nature or making smaller such payments.

The Advisor may also pay additional compensation, out of its own funds and not as an additional charge to the Fund, to Intermediaries in connection with the sale, distribution and retention of Shares and/or account servicing. For example, the Advisor may pay compensation to Intermediaries for the purpose of promoting the sale of Shares, maintaining balances in the Fund and/or for sub-accounting, administrative or account processing services. The amount of these payments is determined from time to time by the Advisor and may be substantial.

With respect to each Intermediary that may receive such payments from the Advisor, these payments will be paid by the Advisor from its own funds, based in most cases on the net asset value of the Fund attributable to each client of such Intermediary who invests in the Fund. A portion of these payments may be paid through to the professional responsible for the client relationship and/or selling Shares. These payments may be made as long as a client of an Intermediary is invested in the Fund.

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The prospect of receiving, or the receipt of, additional ongoing compensation as described above by Intermediaries, out of the Advisor’s own funds and not as an additional charge to the Fund, may provide such Intermediaries and/or their salespersons with an incentive to favor sales of Shares over sales of shares of funds (or other fund investments) with respect to which the Intermediary receives either no additional compensation or lower levels of additional compensation. The prospect of receiving, or the receipt of, such additional compensation may also provide Intermediaries and/or their salespersons with an incentive to favor recommending that Investors maintain their assets in the Fund rather than re-allocate assets to other investments. These payment arrangements will not, however, change the price that an investor pays for Shares or the amount that the Fund receives upon repurchase of Shares. Investors should take such payment arrangements into account when considering and evaluating any recommendations relating to the Shares.

Clients of investment advisory organizations may also be subject to investment advisory fees under their own arrangements with such organizations.

Shares are offered to the following groups of investors (“Eligible Investors”):

•	Registered investment advisors (“RIAs”) acting in a fiduciary capacity on behalf of their clients;

•	Clients of such RIAs;

•	Certain institutional investors;

•	Tax-exempt retirement plans;

•	Clients of brokers, dealers or Intermediaries approved by the Advisor;

•	Certain other Eligible Investors as approved from time to time by the Advisor. Eligible Investors include, but are not limited to, employees, former employees, shareholders, members and directors of the Advisor and the Fund or each of their affiliates, and friends and family members of such persons; and

•	Investment professionals or other financial intermediaries investing for their own accounts, and their immediate family members.

Some Intermediaries may impose different or additional eligibility requirements. The Advisor has the discretion to further modify or waive their eligibility requirements.

The Fund reserves the right to refuse any request to purchase Shares. The Shares are subject to the investment minimums described below.

Shareholder Services Arrangements

The Fund may pay a fee at an annual rate of up to 0.25% of its average daily net assets to shareholder servicing agents. Shareholder servicing agents provide non-distribution administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Fund on behalf of shareholders, forwarding communications from the Fund, providing sub-accounting with respect to Fund shares, and other similar services.

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Investment Minimums

The minimum initial account size is $5 million. This minimum investment requirement may be modified or reduced as follows:

For certain Eligible Investors (such as RIAs), the Advisor may allow an Eligible Investor to aggregate clients’ investments to meet the minimum initial account size.

 Investment minimums may be waived at any time by the Board or pursuant to procedures adopted by the Board.

PERIODIC REPURCHASE OFFERS

The Fund is a closed-end “interval” fund and, to provide liquidity and the ability to receive NAV per Share on a disposition of at least a portion of your Shares, makes periodic offers to repurchase Shares. Except as permitted by the Fund’s interval structure, no shareholder will have the right to require the Fund to repurchase its Shares. No public market for shares exists, and none is expected to develop in the future. Consequently, shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their Shares by the Fund.

The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its shares at NAV per Share on a regular schedule. Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding Shares, for each repurchase offer the Fund will conduct quarterly repurchase offers, typically for 10% of the Fund’s outstanding Shares at NAV per Share, subject to applicable law and approval of the Board of Trustees. In all cases such repurchases will be for at least 5% and not more than 25% of the Fund’s outstanding Shares at NAV per Share.

The schedule requires the Fund to make repurchase offers every three months. The Fund expects its first Repurchase Request Deadline will be during the ____ calendar quarter of 201_.

The date on which the repurchase price for Shares is determined will be no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day)(the “Repurchase Pricing Date”).

When a repurchase offer commences, the Fund will send, at least 21 and not more than 42 days before the Repurchase Request Deadline, written notice to each shareholder setting forth, among other things:

•	The percentage of outstanding Shares that the Fund is offering to repurchase and how the Fund will purchase Shares on a pro rata basis if the offer is oversubscribed.

•	The Repurchase Request Deadline.

•	Any fees applicable to the repurchase.

•	The Repurchase Pricing Date, or the date that will be used to determine the Fund’s NAV per Share applicable to the repurchase offer.

•	The date by which the Fund will pay to shareholders the proceeds from the repurchase of their Shares accepted for repurchase (the “Repurchase Payment Deadline”).

•	The NAV per Share of the Shares as of a date no more than seven days before the date of the written notice and the means by which shareholders may ascertain the NAV per Share.

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•	The procedures by which shareholders may tender their Shares and the right of shareholders to withdraw or modify their tenders before the Repurchase Request Deadline.

•	The circumstances in which the Fund may suspend or postpone the repurchase offer.

 This notice may be included in a shareholder report or other Fund document. The Repurchase Request Deadline will be strictly observed. If a shareholder fails to submit a repurchase request in good order (including a tender of stock in response to a repurchase offer) by the Repurchase Request Deadline, the shareholder will be unable to liquidate Shares until a subsequent repurchase offer, and will have to resubmit a request in the next repurchase offer. A repurchase request is in “good order” when the Fund, an authorized Intermediary or, if applicable, an Intermediary’s authorized designee, receives all required information, including properly completed and signed documents. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.

Determination of Repurchase Price and Payment for Shares

The Repurchase Pricing Date for Shares will occur no later than the 14th day after the repurchase request deadline (or the next business day, if the 14th day is not a business day). The Fund expects to distribute payment to shareholders between one and three business days after the Repurchase Pricing Date and will distribute such payment no later than seven calendar days after such date. The Fund’s NAV per Share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date. The method by which the Fund calculates NAV per Share is discussed below under “Calculation of Net Asset Value; Valuation.” During the period an offer to repurchase is open, shareholders may obtain the current NAV per Share by calling the Fund’s transfer agent at 1-866-933-9033.

The Fund does not currently charge a repurchase fee. However, the Fund may charge a repurchase fee of up to 2.00%, which the Fund would retain to help offset non-de minimis estimated costs related to the repurchase (such as bid to ask spreads) incurred by the Fund, directly or indirectly, as a result of repurchasing shares, thus allocating estimated transaction costs to the shareholder whose shares are being repurchased. The Fund may introduce, or modify the amount of, a repurchase fee at any time. The Fund may also waive or reduce the repurchase fee if the Advisor determines that the repurchase is offset by a corresponding purchase or if for other reasons the Fund will not incur transaction costs or will incur reduced transaction costs.

Suspension or Postponement of Repurchase Offers

The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the 1940 Act, as described below, but only with the approval of a majority of the Trustees, including a majority of Trustees who are not “interested persons” of the Fund, as defined in the 1940 Act.

The Fund may suspend or postpone a repurchase offer only: (1) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Internal Revenue Code of 1986, as amended; (2) if making or effecting the repurchase offer would cause the shares that are subject to the offer that are either listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association to be neither listed on any national securities exchange nor quoted on any inter-dealer quotation system of a national securities association; (3) for any period during which the New York Stock Exchange (“NYSE”) or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (4) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (5) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

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Oversubscribed Repurchase Offers

There is no minimum number of shares that must be tendered before the Fund will honor repurchase requests. However, the Fund’s Board sets for each repurchase offer a maximum percentage of shares that may be repurchased by the Fund. If a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional shares up to a maximum amount of 2.00% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the shares tendered on a pro rata basis.

If any shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit a new repurchase request, and your repurchase request will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some shareholders may tender more shares than they wish to have repurchased in a particular quarter, increasing the likelihood of proration.

There is no assurance that you will be able to tender your shares when or in the amount that you desire.

Consequences of Repurchase Offers

From the time the Fund distributes or publishes each repurchase offer notification until the Repurchase Pricing Date for that offer, the Fund must maintain liquid assets at least equal to the percentage of its shares subject to the repurchase offer. For this purpose, “liquid assets” means assets that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which the Fund values them, within the period between the repurchase request deadline and the repurchase payment date, or which mature by the repurchase payment date. The Fund is also permitted to borrow up to the maximum extent permitted under the 1940 Act to meet repurchase requests.

If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares by increasing the Fund’s expenses and reducing any net investment income. There is no assurance that the Fund will be able sell a significant amount of additional shares so as to mitigate these effects.

These and other possible risks associated with the Fund’s repurchase offers are described under “Principal Risks of Investment in the Fund—Repurchase Offers Risk” above. In addition, the repurchase of shares by the Fund will be a taxable event to shareholders, potentially even to those shareholders that do not participate in the repurchase. For a discussion of these tax consequences, see “Tax Matters” below and “Taxes” in the SAI.

Distributions; Automatic Reinvestment Plan

It is the Fund’s policy to make distributions at least annually of all or substantially all of its net investment income and net realized capital gains, if any. The Fund will pay distributions on a per-share basis. As a result, on the ex-dividend date of such a payment, the NAV per Share of the Fund will be reduced by the amount of the payment.

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The Fund expects to declare exempt-interest-exempt dividends daily and pay such dividends monthly. Your account will begin to accrue dividends on the business day after the day when the monies used to purchase your shares are collected by the transfer agent. The Fund will make distributions of net capital gains, if any, at least annually, typically in December. Dividends and capital gains distributions are automatically reinvested in shares of the Fund, unless otherwise noted. You may notify the Transfer Agent in writing to:

•	Choose to receive net investment income dividends or gain distributions (or both) in cash; or

•	Change the way you currently receive distributions.

Your taxable income is the same regardless of which option you choose. For further information about dividend reinvestment, contact the Transfer Agent by telephone at 1-866-933-9033.

CALCULATION OF NET ASSET VALUE; VALUATION

            The NAV per Share of the Fund's shares will fluctuate and is determined as of the close of regular trading on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m. Eastern Time) each business day. The NAV per Share may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV per Share is computed by dividing (a) the difference between the value of the Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities by (b) the number of shares outstanding. The NAV per Share takes into account all of the expenses and fees of the Fund, including management fees and administration fees, which are accrued daily.

Net Assets	=	NAV per Share
Shares Outstanding

Generally, the Fund's investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Fund's Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board considers, among other things: 1) the last sale price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and ask prices; 3) price quotations from an approved pricing service, and 4) other factors as necessary to determine a fair value under certain circumstances.

The Fund's securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation ("NASDAQ"), National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System are valued at the most recent trade price.

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Stocks that are "thinly traded" or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by the Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation where a market quote would not be readily available. When a market quote is not readily available, the security's value is based on "fair value" as determined by procedures adopted by the Board. The Board will periodically review the reliability of the Fund's fair value methodology. The Fund may hold portfolio securities, such as those traded on foreign exchanges, that trade on weekends or other days when the Fund's shares are not priced. Therefore, the value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect as their fair value.

TAX MATTERS

The Fund intends to elect to be and to qualify each year for treatment as a regulated investment company (“RIC”) under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify for treatment as a RIC, the Fund must meet certain income, asset diversification and distribution requirements. Assuming it qualifies for treatment as a RIC, the Fund generally will not be subject to federal income or excise taxes on ordinary income and capital gains distributed to shareholders within applicable time limits. If the Fund were to fail to qualify for treatment as a RIC, it would be subject to a federal income tax at the Fund level, which would reduce the income available for distribution to you and other shareholders.

The Fund will distribute for each year substantially all of its net investment income and net capital gains income. For federal income tax purposes, distributions of net taxable investment income are generally taxable to shareholders as ordinary income. If the Fund invests at least 50% of its total assets in Municipal Securities at the end of each quarter of its taxable year, the Fund will be able to report distributions of its net interest income from such obligations as “exempt-interest dividends,” which are generally not subject to regular federal income tax (but which could be subject to alternative minimum tax and state and/or local taxes). Distributions of net capital gains (that is, the excess of the Fund’s net long-term capital gains over its net short-term capital losses) are generally taxable to you as long-term capital gains, regardless of how long you owned your shares. Distributions of short-term capital gains are taxable as ordinary income. The Fund does not expect a significant portion of its distributions to be treated as qualified dividend income, which is taxed at reduced rates for non-corporate shareholders.

A distribution will be treated as paid on December 31 of a year if it is declared by the Fund in October, November or December of the year, payable to shareholders of record in such a month and paid by the Fund during January of the following year.

Taxable distributions are taxable to you even if they are paid from income or gains earned before your investment (and thus were included in the price you paid for your shares). In general, you will be taxed on the distributions you receive from the Fund (other than exempt-interest dividends), whether you receive them as additional shares or in cash.

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Sale or Exchange of Shares. The repurchase (or other sale or taxable exchange) of Fund shares may give rise to a taxable gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss will generally be treated as short-term capital gain or loss. Any loss realized by a shareholder upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received by the shareholder with respect to the shares.

A repurchase by the Fund of its shares from a shareholder (see “Periodic Repurchase Offers” above) generally is expected to be treated as a sale of the shares by the shareholder. If, however, the shareholder continues to own shares of the Fund after the repurchase (including shares owned by attribution), and if the repurchase does not otherwise qualify under the Code for treatment as a sale of shares, some or all of the amounts received by the shareholder in the repurchase may be recharacterized as a distribution of either net investment income or capital gains. There is also a risk that shareholders who do not participate in the repurchase may be deemed to have received such a distribution as a result of their proportionate increase in the ownership of the Fund. Although the Fund will use its best judgment in reporting repurchases as sales or deemed distributions, the Internal Revenue Service (the “IRS”) may disagree with the Fund’s reporting.

Medicare Tax. Fund distributions (other than exempt-interest dividends) and gains on the sale of Fund shares will generally be included in the computation of net investment income for purposes of the 3.8% Medicare contribution tax, which applies to U.S. individuals with income exceeding specified thresholds. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Tax Withholding and Reporting. After the end of each calendar year, we will send you a statement showing the tax status of your distributions for the year.

If you are a non-U.S. person, your taxable distributions from the Fund, including taxable deemed distributions that may result from a share repurchase, as described above, will generally be subject to withholding of U.S. federal income tax at the rate of 30%, or any lower rate provided by an applicable tax treaty. This 30% withholding tax generally will not apply to distributions of net capital gains or exempt-interest dividends, or to the proceeds of share sales or repurchases that are not recharacterized as dividends. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

The Fund may be required in certain circumstances to apply backup withholding to dividends (including exempt-interest dividends), distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding rate is 28%. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liabilities.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions (other than exempt-interest dividends) payable to such entities and, after December 31, 2016, redemptions and certain capital gain dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

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The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

DESCRIPTION OF SHARES

The Fund is a statutory trust established under the laws of State of Delaware by a Certificate of Trust dated _____, 2015. The Fund’s Declaration of Trust authorizes the issuance of an unlimited number of common shares of beneficial interest. Shares will, when issued, be fully paid and non-assessable by the Fund, except to the extent provided in the Declaration of Trust, and will have no pre-emptive or conversion rights or rights to cumulative voting.

Shareholders are entitled to share equally in dividends declared by the Board of Trustees payable to holders of Shares and in the net assets of the Fund available for distribution to holders of Shares upon liquidation after payment of the preferential amounts payable to holders of any outstanding preferred shares.

The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder or former shareholder held personally liable for the obligations of the Fund solely by reason of such person’s status as a shareholder or former shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Shares.

The Board of Trustees may classify or reclassify any issued or unissued Shares of the Fund into shares of any class by redesignating such Shares or by setting or changing in any one or more respects, from time to time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of repurchase of such Shares. Any such classification or reclassification will comply with the provisions of the Declaration of Trust and the 1940 Act.

Anti-Takeover Provisions. The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office without cause only by a written instrument signed or adopted by at least two-thirds of the number of Trustees prior to such removal or by a vote of the holders of at least two-thirds of the Shares of each series then outstanding of the Fund. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund's asset, or liquidation. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

46

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Palmer Square Strategic Finance Fund

_________, 2015

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of the Palmer Square Strategic Finance Fund (the “Fund”) dated ________, 2015. A copy of the prospectus may be obtained by calling the Fund at 1-866-933-9033 or by writing the Fund at 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205.

TABLE OF CONTENTS

INVESTMENT POLICIES AND PRACTICES	2
OTHER INVESTMENT STRATEGIES, POLICIES AND RISKS	18
TEMPORARY INVESTMENTS	34
INVESTMENT RESTRICTIONS	35
MANAGEMENT OF THE FUND	36
CODE OF ETHICS	40
PROXY VOTING POLICIES AND PROCEDURES	40
INVESTMENT ADVISORY AND OTHER SERVICES	40
PORTFOLIO MANAGERS	41
CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS	42
PORTFOLIO TRANSACTIONS AND BROKERAGE	50
DESCRIPTION OF TRUST	51
REPORTS TO SHAREHOLDERS	52
FINANCIAL STATEMENTS	53
APPENDIX A DESCRIPTION OF RATINGS	54
APPENDIX B PROXY VOTING POLICY AND PROCEDURES	60

INVESTMENT POLICIES AND PRACTICES

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is structured as an “interval fund.” The Fund is a Delaware statutory trusta that was organized on May 1, 2014.

The Fund is a non-diversified fund, which means it is not subject to the diversification requirements under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies. Although the Fund is not required to comply with the above requirement, the Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

The investment objectives and principal investment strategies of the Fund, as well as the principal risks associated with the investment strategies of the Fund, are set forth in the prospectus. Certain additional investment information is set forth below.

PRINCIPAL INVESTMENT STRATEGIES, POLICIES AND RISKS

DEBT SECURITIES

Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. Some debt securities pay a periodic coupon that is not fixed; instead payments “float” relative to a reference rate, such as LIBOR. This “floating rate” debt may pay interest at levels above or below the previous interest payment. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, those rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) and/or BB or below by Standard & Poor’s Ratings Group (“S&P”) or unrated but determined by the Advisor to be of comparable quality, are described by the rating agencies as speculative and involve greater risk of default or price changes than higher rated debt securities due to changes in the issuer’s creditworthiness or the fact that the issuer may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to sell or to determine the value of lower rated debt securities.

Certain additional risk factors related to debt securities are discussed below:

Sensitivity to interest rate and economic changes. Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations. Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

Payment expectations. Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate environment, the Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and valuation. There may be limited trading in the secondary market for particular debt securities, which may adversely affect the Fund’s ability to accurately value or sell such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities. The Advisor attempts to reduce the risks described above through diversification of the Fund’s portfolio, credit analysis of each issuer, and by monitoring broad economic trends as well as corporate and legislative developments, but there can be no assurance that it will be successful in doing so. Credit ratings of debt securities provided by rating agencies indicate a measure of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between corporate developments and the time a rating is assigned and updated.

Changing Fixed Income Market Conditions. Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve “tapers” or reduces Quantitative Easing, and when the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. Because the Fund invests in derivatives tied to fixed income markets it may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance. The liquidity levels of the Fund’s portfolio may also be affected. In addition, decreases since 2007 in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier. Please refer to Appendix A for more information about credit ratings.

Fixed Income Securities

The Fund may invest in a wide range of fixed-income securities, which may include obligations of any rating or maturity. The Fund primarily invests in below investment grade debt securities (commonly known as “junk bonds” or “high yield bonds”). The Fund may invest in investment grade debt securities. Investment grade bonds are those rated BBB or better by Standard & Poor’s Rating Service, Inc. (“S&P”) or Baa or better by Moody’s Investors Service, Inc. (“Moody’s”) each of which are considered a nationally recognized statistical rating organization (“NRSRO”). Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. The Fund will not invest in securities that are rated below D by S&P or Moody’s. The Fund may hold a debt security rated below D if a downgrade occurs after the security has been purchased. See Appendix A for a description of corporate bond ratings. The Fund may also invest in unrated debt securities that the Advisor believes are of comparable quality to the rated securities in which the Fund may purchase.

Over-the-Counter Transactions - Fixed Income Securities. Over-the-Counter ("OTC") transactions differ from exchange-traded transactions in several respects. OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Advisor and verified in appropriate cases. As OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise. The Fund intends to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund. There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration.

High Yield or “Junk” Bonds. Junk bonds generally offer a higher current yield than that available for investment grade issues. However, below investment grade debt securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. At times in recent years, the prices of many below investment grade debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on below investment grade debt securities rose dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such price declines will not recur. The market for below investment grade debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade debt securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a debt security may affect the value of these investments. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund’s investment objectives.

Corporate Debt Securities. Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry credit risk, interest rate risk and prepayment risk. Credit risk is the risk that a fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities.

Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms. Prepayment risk occurs when issuers prepay fixed rate debt securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates. Issuers of debt securities are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

Unrated Debt Securities. The Fund may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Municipal Bonds and Other Municipal Obligations

The Fund invests primarily in municipal bonds and other municipal obligations. These bonds and other obligations are issued by the states and by their local and special-purpose political subdivisions. In general, municipal obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term municipal obligations if the interest paid thereon is exempt from federal income tax.

Obligations of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Municipal Bonds. The two general classifications of municipal bonds are “general obligation” bonds and “revenue” bonds. General obligation bonds are secured by the governmental issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest upon a default by the issuer of its principal and interest payment obligations. They are usually paid from general revenues of the issuing governmental entity. Revenue bonds, on the other hand, are usually payable only out of a specific revenue source rather than from general revenues. Revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity. The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities. Examples of these types of obligations are industrial revenue bond and pollution control revenue bonds. Industrial revenue bonds are issued by governmental entities to provide financing aid to community facilities such as hospitals, hotels, business or residential complexes, convention halls and sport complexes. Pollution control revenue bonds are issued to finance air, water and solids pollution control systems for privately operated industrial or commercial facilities. Revenue bonds for private facilities usually do not represent a pledge of the credit, general revenues or taxing powers of issuing governmental entity. The private company operating the facility is the sole source of payment of the obligation or the funds for payment of revenue bonds come solely from revenue generated by operation of the facility. Federal income tax laws place substantial limitations on industrial revenue bonds, and particularly certain specified private activity bonds issued after August 7, 1986. In the future, legislation could be introduced in Congress which could further restrict or eliminate the income tax exemption for interest on debt obligations in which the Funds may invest.

Private Activity Bonds. The Fund may invest in private activity bonds, the interest paid on which is exempt from federal income tax(although such interest may be an item of tax preference for purposes of the federal alternative minimum tax). These bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or -operated facilities for business and manufacturing, housing and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other categories. The payment of the principal and interest on such bonds is secured primarily by revenues derived from loan repayments or lease payments by entity owning or operating the facility, which may or may not be guaranteed by a parent company or otherwise secured. Such bonds generally are not secured by a pledge of the taxing power of the issuer of the bonds, and therefore depend on the revenue of a private entity. The continued ability of such an entity to generate sufficient revenues for the payment of principal and interest on such bonds may be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the extent of the entity's dependence on revenues from the operation of the particular facility being financed, and may be dependent solely on the revenues generated by the use of the facility.

Refunded Bonds. The Fund may invests in refunded bonds. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become refunded when they are secured by an escrow S-21 fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations sufficient for paying the bondholders. There are two types of refunded bonds: pre-refunded bonds and escrowed-to-maturity (“ETM”) bonds. The escrow fund for a pre-refunded municipal bond may be structured so that the refunded bonds are to be called at the first possible date or a subsequent call date established in the original bond debenture. The call price usually includes a premium from 1% to 3% above par. This type of structure usually is used for those refundings that either reduce the issuer’s interest payment expenses or change the debt maturity schedule. In escrow funds for ETM refunded municipal bonds, the maturity schedules of the securities in the escrow funds match the regular debt-service requirements on the bonds as originally stated in the bond indentures.

Municipal Leases and Certificates of Participation. The Fund also may purchase municipal lease obligations, primarily through certificates of participation. Certificates of participation in municipal leases are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local governmental unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligation bonds or revenue bonds. Municipal leases and installment purchase or conditional sales contracts (which usually provide for title to the leased asset to pass to the governmental issuer upon payment of all amounts due under the contract) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of municipal debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases and contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body on a yearly or other periodic basis. Although these kinds of obligations are secured by the leased equipment or facilities, the disposition of the pledged property in the event of non-appropriation or foreclosure might, in some cases, prove difficult and time consuming. In addition, disposition upon non-appropriation or foreclosure might not result in recovery by a Fund of the full principal amount represented by an obligation. In light of these concerns, the Funds have adopted and follow procedures for determining whether any municipal lease obligations purchased by the Funds are liquid and for monitoring the liquidity of municipal lease securities held in a Fund’s portfolio. These procedures require that a number of factors be used in evaluating the liquidity of a municipal lease security, including the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, the willingness of dealers to undertake to make a market in security, the nature of the marketplace in which the security trades, and other factors which the Adviser may deem relevant. As set forth in “Investment Restrictions” above, each Fund is subject to limitations on the percentage of illiquid securities it can hold.

U.S. Government Obligations

The Fund may invest in U.S. government obligations. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, where it is not obligated to do so (see “Agency Obligations,” below). In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Agency Obligations

The Fund may invest in agency obligations, such as the Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Government National Mortgage Association (“GNMA”), commonly known as “Ginnie Mae,” Federal National Mortgage Association (“FNMA”), commonly known as “Fannie Mae,” Federal Home Loan Mortgage Corporation (“FHLMC”), commonly known as “Freddie Mae,” and the Student Loan Marketing Association (“SLMA”). Some, such as those of the Export-Import Bank of United States, are supported only by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA and FHLMC, are supported by only the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities because they are not obligated by law to do so. As a result, there is a risk that these entities will default on a financial obligation. For instance, in September 2008, at the direction of the U.S. Treasury, FNMA and FHLMC were placed into conservatorship under the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator.

Floating Rate and Inverse Floating Rate Securities

The Fund may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by sovereign or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities. Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula.

EXCHANGE TRADED FUNDS ("ETFs")

ETFs are pooled investment vehicles that generally seek to track the performance of specific indices. ETFs may be organized as open-end funds or as unit investment trusts. Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices.

An ETF generally issues index-based investments in aggregations of 50,000 shares known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the applicable index (the “Index”), (b) a cash payment equal to a pro rata portion of the dividends accrued on the ETF’s portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the Index and the net asset value of a Portfolio Deposit.

Shares of ETFs are not individually redeemable, except upon termination of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a Creation Unit. The liquidity of small holdings of ETF shares, therefore, will depend upon the existence of a secondary market for such shares. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of ETF shares is based upon (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by the Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.

DERIVATIVES

The Fund may utilize a variety of derivatives contracts, such as futures, options, swaps and forward contracts, both for investment purposes and for hedging purposes. Hedging involves special risks including the possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s assessment of certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if hedging had not been used. Nonetheless, with respect to certain investment positions, the Fund may not be sufficiently hedged against market fluctuations, in which case an investment position could result in a loss greater than if the Advisor had been sufficiently hedged with respect to such position.

The Advisor will not, in general, attempt to hedge all market or other risks inherent in the Fund’s positions, and may hedge certain risks, if at all, only partially. Specifically, the Advisor may choose not, or may determine that it is economically unattractive, to hedge certain risks, either in respect of particular positions or in respect of the Fund’s overall portfolio. Moreover, it should be noted that the Fund’s portfolio always will be exposed to unidentified systematic risk factors and to certain risks that cannot be completely hedged, such as credit risk (relating both to particular securities and counterparties). The Fund’s portfolio composition may result in various directional market risks remaining unhedged, although the Advisor may rely on diversification to control such risks to the extent that the Advisor believes it is desirable to do so.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by the Fund.

Certain additional risk factors related to derivatives are discussed below:

Derivatives Risk. Under recently adopted rules by the CFTC, transactions in some types of interest rate swaps and index credit default swaps on North American and European indices will be required to be cleared. In a cleared derivatives transaction, the Fund’s counterparty is a clearing house (such as CME Clearing, ICE Clearing or LCH.Clearnet), rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members, who are futures commission merchants that are members of the clearing houses and who have the appropriate regulatory approvals to engage in swap transactions. The Fund will make and receive payments owed under cleared derivatives transactions (including margin payments) through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of the Fund to pursue its investment strategy. Also, the Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Advisor expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits specified by the clearing members in advance, the Fund could be subject to this execution risk if the Fund submits for clearing transactions that exceed such credit limits, if the clearing house does not accept the transactions for clearing, or if the clearing members do not comply with their agreement to clear such transactions. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction. In addition, new regulations could, among other things, restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or increasing margin or capital requirements. If the Fund is not able to enter into a particular derivatives transaction, the Fund’s investment performance and risk profile could be adversely affected as a result.

Counterparty Risk. Counterparty risk with respect to OTC derivatives may be affected by new regulations promulgated by the CFTC and SEC affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions will be required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Clearing members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, which may also invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member transfers to the clearing house the amount of margin required by the clearing house for cleared derivatives transactions, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. For commodities futures positions, the clearing house may use all of the collateral held in the clearing member’s omnibus account to meet a loss in that account, without regard to which customer in fact supplied that collateral. Accordingly, in addition to bearing the credit risk of its clearing member, each customer to a futures transaction also bears “fellow customer” risk from other customers of the clearing member. However, with respect to cleared swaps positions, recent regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing house that is attributable to each customer. Because margin in respect of cleared swaps must be earmarked for specific clearing member customers, the clearing house may not use the collateral of one customer to cover the obligations of another customer. However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, a clearing member may generally choose to provide to the clearing house the net amount of variation margin required for cleared swaps for all of the clearing member’s customers in the aggregate, rather than the gross amount of each customer. The Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default.

Options on Securities and Securities Indices

A call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A put option would entitle the Fund, in return for the premium paid, to sell specified securities during the option period. The Fund may invest in both European-style or American-style options. A European-style option is only exercisable immediately prior to its expiration. American-style options are exercisable at any time prior to the expiration date of the option.

Writing Call Options. The Fund may write covered call options. A call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration or, if additional cash consideration is required, cash or cash equivalents in such amounts as held in a segregated account by the Fund’s custodian. The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

The Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to the Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

In addition to covered call options, the Fund may write uncovered (or “naked”) call options on securities, including ETFs, and indices; however, SEC rules require that the Fund segregates assets on its books and records with a value equal to the value of the securities or the index that the holder of the option is entitled to call. Segregated securities cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Writing Covered Index Call Options. The Fund may sell index call options. The Fund may also execute a closing purchase transaction with respect to the option it has sold and then sell another option with either a different exercise price and/or expiration date. The Fund’s objective in entering into such closing transactions is to increase option premium income, to limit losses or to protect anticipated gains in the underlying stocks. The cost of a closing transaction, while reducing the premium income realized from the sale of the option, should be offset, at least in part, by the appreciation in the value of the underlying index, and by the opportunity to realize additional premium income from selling a new option.

When the Fund sells an index call option, it does not deliver the underlying stocks or cash to the broker through whom the transaction is effected. In the case of an exchange-traded option, the Fund establishes an escrow account. The Fund’s custodian (or a securities depository acting for the custodian) acts as the Fund’s escrow agent. The escrow agent enters into documents known as escrow receipts with respect to the stocks included in the Fund (or escrow receipts with respect to other acceptable securities). The escrow agent releases the stocks from the escrow account when the call option expires or the Fund enters into a closing purchase transaction. Until such release, the underlying stocks cannot be sold by the Fund. The Fund may enter into similar collateral arrangements with the counterparty when it sells over-the-counter index call options.

When the Fund sells an index call option, it is also required to “cover” the option pursuant to requirements enunciated by the staff of the SEC.  The staff has indicated that a mutual fund may “cover” an index call option by (1) owning and holding for the term of the option a portfolio of stocks substantially replicating the movement of the index underlying the call option; (2) purchasing an American-style call option on the same index with an exercise price not greater than the exercise price of the written option; or (3) establishing and maintaining for the term of the option a segregated account consisting of cash, U.S. Government securities or other high-grade debt securities, equal in value to the aggregate contract price of the call option (the current index value times the specific multiple). The Fund generally “covers” the index options it has sold by owning and holding stocks substantially replicating the movement of the applicable index. As an alternative method of “covering” the option, the Fund may purchase an appropriate offsetting option.

The purchaser of an index call option sold by the Fund may exercise the option at a price fixed as of the closing level of the index on exercise date. Unless the Fund has liquid assets sufficient to satisfy the exercise of the index call option, the Fund would be required to liquidate portfolio securities to satisfy the exercise. The market value of such securities may decline between the time the option is exercised and the time the Fund is able to sell the securities. If the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 5% of the Fund’s total assets) pending settlement of the sale of the portfolio securities and thereby incur interest charges. If trading is interrupted on the index, the Fund would not be able to close out its option positions.

Risks of Transactions in Options. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying securities and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation in value than an investment in the underlying securities themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not be adequate to handle current trading volume at all times; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which the Fund may enter into options transactions may be limited by the requirements of the Code, for qualification of the Fund as a regulated investment company.

Over-the-Counter Options. The Fund may engage in transactions involving over-the-counter options as well as exchange-traded options. Certain additional risks are specific to over-the-counter options. The Fund may engage a clearing corporation to exercise exchange-traded options, but if the Fund purchased an over-the-counter option, it must then rely on the dealer from which it purchased the option if the option is exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while over-the-counter options may not. Consequently, the Fund may generally be able to realize the value of an over-the-counter option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes an over-the-counter option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into over-the-counter options only with dealers who will agree to and are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate an over-the-counter option at a favorable price at any time prior to expiration. Unless the Fund, as a covered over-the-counter call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate an over-the-counter option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The SEC has taken the position that purchased over-the-counter options are illiquid securities. The Fund may treat the cover used for written over-the-counter options as liquid if the dealer agrees that the Fund may repurchase the over-the-counter option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the over-the-counter option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat over-the-counter options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of over-the-counter options, the Fund will change the treatment of such instruments accordingly.

Stock Index Options. The Fund may invest in options on indices, including broad-based security indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities. When a fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, if a fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying index. A fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those on which the underlying index is based. However, a fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as underlie the index and, as a result, bears a risk that the value of the securities or instruments held will vary from the value of the index..

Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer’s obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.

If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Futures and Options on Futures

The Fund may use interest rate, foreign currency, index and other futures contracts. The Fund may use options on futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

The Fund may purchase and write (sell) call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits.

Futures and options on futures are regulated by the Commodity Futures Trading Commission (“CFTC”). The Fund invests in futures, options on futures and other instruments subject to regulation by the CFTC in reliance upon and in accordance with CFTC Regulation 4.5. Under Regulation 4.5, if the Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase of a new position are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions at the time may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Regulation 4.5. Therefore, as of the date of this SAI, the Fund is deemed not to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and they are not subject to registration or regulation as such under the CEA. The Advisor has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with respect to the Fund in accordance with CFTC Regulation 4.5. As of the date of this SAI, the Advisor is not deemed to be a “commodity pool operator” or “commodity trading adviser” with respect to the advisory services it provides to the Fund. In the future, if the Fund’s use of futures, options on futures, or swaps requires the Advisor to register as a commodity pool operator with the CFTC with respect to the Fund, the Advisor will do so at that time.

A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin", equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put. In such cases, the Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

Stock Index Futures

The Fund may invest in stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

Swap Agreements

The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with "caps," "floors" or "collars". A "cap" is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A "floor" is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A "collar" is essentially a combination of a long cap and a short floor where the limits are set at different levels.

The Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent obligations created thereby may be deemed to constitute senior securities, the Fund will maintain required collateral in a segregated account consisting of U.S. government securities or cash or cash equivalents.

Total Return Swaps. The Fund may enter into total return swap contracts for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Credit Default Swaps. The Fund may enter into credit default swap agreements for investment purposes. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The Fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. The notional value will be used to segregate liquid assets for selling protection on credit default swaps. If the Fund were a buyer and no credit event occurs, the Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value. When the Fund buys credit default swaps it will segregate an amount at least equal to the amount of any accrued premium payment obligations including amounts for early terminations. The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the Fund's return.

Interest Rate Swaps. The Fund may enter into an interest rate swap in an effort to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of the fund’s portfolio, the fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.

Options on Swaps. An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The Fund may write (sell) and purchase put and call swaptions. The Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the Fund’s use of options.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Over-the-Counter Derivatives Transactions

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law on July 21, 2010, established a new statutory framework that comprehensively regulated the over-the-counter (“OTC”) derivatives markets for the first time. Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the SEC and the CFTC, not all of which has been proposed or finalized as at the date of this SAI. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called “bilateral OTC transactions”). Now certain OTC derivatives contracts are required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities (“SEFs”).

Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, bilateral OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Advisor and verified in appropriate cases. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under recently-adopted CFTC regulations, counterparties of registered swap dealers and major swap participants have the right to elect segregation of initial margin in respect of uncleared swaps. If a counterparty makes such an election, any initial margin that is posted to the swap dealer or major swap participant must be segregated in individual customer accounts held at an independent third party custodian. In addition, the collateral may only be invested in certain categories of instruments identified in the CFTC’s regulations. Agreements covering these segregation arrangements must generally provide for consent by both the counterparty and the swap dealer or major swap participant to withdraw margin from the segregated account. Given these limitations on the use of uncleared swaps collateral, there is some likelihood that the electing counterparty will experience an increase in the costs associated with trading swaps with the relevant swap dealer or major swap participant. Certain other protections apply to a counterparty to uncleared swaps under the CFTC’s regulations even if the counterparty does not elect segregation of its initial margin. These regulations are newly adopted, and it remains unclear whether they will be effective in protecting initial margin in the manner intended in the event of significant market stress or the insolvency of a swap dealer or major swap participant.

Furthermore, a bilateral OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with which the Fund originally dealt. Any such cancellation may require the Fund to pay a premium to that dealer. In those cases in which the Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the transaction expires or is exercised or different cover is substituted. The Fund will seek to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund. There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration.

The requirement to execute certain OTC derivatives contracts on SEFs may offer certain advantages over traditional bilateral OTC trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. However, SEF trading may make it more difficult and costly for the Fund to enter into highly tailored or customized transactions and may result in additional costs and risks. Market participants such as the Fund that execute derivatives contracts through a SEF, whether directly or through a broker intermediary, are required to submit to the jurisdiction of the SEF and comply with SEF and CFTC rules and regulations which impose, among other things disclosure and recordkeeping obligations. In addition, the Fund will generally incur SEF or broker intermediary fees when it trades on a SEF. The Fund may also be required to indemnify the SEF or broker intermediary for any losses or costs that may result from the Fund’s transactions on the SEF.

WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES

The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuations and, in the case of fixed income securities, no interest accrues to the Fund until settlement takes place. When purchasing a security on a when-issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. Accordingly, at the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. The Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund will maintain with the Custodian a segregated account with liquid assets, consisting of cash, United States Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If, however, the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a taxable capital gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.

The Fund may also engage in purchases or sales of “to-be-announced” or “TBA” securities, which represent agreements to buy or sell securities with agreed-upon characteristics for a fixed unit price at a future date. For example, in a TBA mortgage-backed transaction, a buyer or seller would agree upon the issuer, interest rate and terms of underlying mortgages, but the seller would not identify the specific underlying securities at the trade date. Purchases and sales of TBA securities involve risks similar to those discussed above for other when-issued and delayed delivery securities. When a Fund purchases when-issued or delayed delivery securities or sell TBA securities, it will “cover” its position as required by the 1940 Act.

OTHER INVESTMENT STRATEGIES, POLICIES AND RISKS

DEBT SECURITIES

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock or other equity security at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Advisor, the investment characteristics of the underlying common stock or other equity security will assist the Fund in achieving its investment objectives. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Advisor evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices. Convertible securities are subject to the risks associated generally with fixed income securities.

Zero-Coupon Securities

Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, the holder may not receive any return on its investment. Because zero-coupon securities bear no interest, their price fluctuates more than other types of bonds. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

EQUITY SECURITIES

Common Stock

Common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as holders of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility than the returns from those other investments.

Preferred Stock

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment in the event a company is liquidated, although preferred stock is usually subordinate to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. In addition, a fund may receive stocks or warrants as result of an exchange or tender of fixed income securities.

The Fund's investment in preferred stocks is subject to the credit risk related to the financial condition of the issuers of those securities. Credit ratings attempt to evaluate the safety of principal and dividend or interest payments and do not evaluate the risks of fluctuations in market value.

Warrants and Rights

The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Advisor. Warrants do not have voting rights, do not earn dividends, and do not entitle the holder to any rights with respect to the assets of the corporation that has issued them. They do not represent ownership of the underlying companies but only the right to purchase shares of those companies at a specified price on or before a specified exercise date. Warrants tend to be more volatile than the underlying stock, and if at a warrant's expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant, the Fund can acquire the stock at a price below its market value. The prices of warrants do not necessarily parallel the prices of the underlying securities. An investment in warrants or rights may be speculative.

FOREIGN INVESTMENTS

Investments in the securities of foreign issuers and other non-U.S. investments may involve risks in addition to those normally associated with investments in the securities of U.S. issuers or other non-U.S. investments. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital. Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation or confiscation of foreign investors' assets.

The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected if one or more countries leave the euro currency or by other policy changes made by governments or quasi-governmental organizations.

Additional non-U.S. taxes and expenses may also adversely affect the Fund's performance, including foreign withholding taxes on foreign securities' dividends. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Foreign companies may be subject to different accounting, auditing and financial reporting standards. To the extent the foreign securities held by the Fund are not registered with the SEC or with any other U.S. regulator, the issuers thereof will not be subject to the reporting requirements of the SEC or any other U.S. regulator. Accordingly, less information may be available about foreign companies and other investments than is generally available on issuers of comparable securities and other investments in the United States. Foreign securities and other investments may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities and other investments.

Changes in foreign exchange rates will affect the value in U.S. Dollars of all foreign currency-denominated securities and other investments held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities and other investments will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar occurring after the Fund's income has been earned and computed in U.S. Dollars may require the Fund to liquidate portfolio securities and other investments to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. Dollars and the time such expenses are paid, the Fund may be required to liquidate additional portfolio securities and other investments to purchase the U.S. Dollars required to meet such expenses.

The Fund may purchase foreign bank obligations. In addition to the risks described above that are generally applicable to foreign investments, the investments that the Fund makes in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities and other investments held by the Fund.

Depository Receipts. American Depository Receipts (“ADRs”) are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company's office or agent in a foreign country. Investing in ADRs presents risks that may not be equal to the risk inherent in holding the equivalent shares of the same companies that are traded in the local markets even though the Fund will purchase, sell and be paid dividends on ADRs in U.S. Dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. The Fund may be required to pay foreign withholding or other taxes on certain ADRs that it owns. Investors will not be able to deduct their pro rata share of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. ADRs may be sponsored by foreign issuers or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. While readily exchangeable with stock in local markets, unsponsored ADRs may be less liquid than sponsored ADRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs.

Emerging Markets. There are special risks involved in investing in emerging market countries. Many investments in emerging markets can be considered speculative, and their prices can be more volatile than in the developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Some companies in emerging markets are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Most emerging market countries are the main suppliers of agricultural, energy, base and precious metals to the world, but there are some emerging market economies that are not rich in natural resources and are adversely affected by an increase in world commodity prices. Some countries may still have archaic economic or legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries.

In certain emerging market countries, severe and persistent levels of inflation, including, in some cases, hyperinflation, has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. The political history of certain of these countries has also been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets. A number of these countries are highly dependent on foreign loans for their operation. There have been moratoria on, and rescheduling of, repayment with respect to many countries' debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Under foreign tax laws, taxes may be withheld at the source in certain foreign countries and there is a possibility of expropriation or potentially confiscatory levels of taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. Amounts realized on foreign securities in which the Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Applicable tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

Foreign Currency Transactions. The Fund may conduct foreign currency exchange transactions either on a spot, i.e., cash basis at the prevailing rate in the foreign exchange market or by entering into a forward foreign currency contract. A forward foreign currency contract ("forward contract") involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered to be derivatives. The Fund enters into forward contracts in order to "lock in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing or the U.S. dollar value of interest and dividends paid on those securities.

If the Fund delivers the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency by selling some of the Fund's assets that are denominated in that specific currency. The Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

Foreign currency transactions involve certain costs and risks. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Advisor is inaccurate in predicting currency movements. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and deliver the foreign currency. The use of forward contracts as a hedging technique does not eliminate the fluctuation in the prices of the underlying securities the Fund owns or intends to acquire, but it fixes a rate of exchange in advance. Although forward contracts can reduce the risk of loss if the values of the hedged currencies decline, these instruments also limit the potential gain that might result from an increase in the value of the hedged currencies.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global around-the-clock market. Since foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots. The Fund may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or which it intends to purchase.

INITIAL PUBLIC OFFERINGS

The Fund may invest in securities offered companies in initial public offerings (“IPOs”). Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Companies that offer securities in IPOs tend to typically have small market capitalizations and therefore their securities may be more volatile and less liquid that those issued by larger companies. Certain companies offering securities in an IPO may have limited operating experience and, as a result face a greater risk of business failure.

INVESTMENT COMPANY SECURITIES

The Fund may invest in shares of other investment companies (each, an “Underlying Fund”), including open-end funds, closed-end funds, unit investment trusts (“UITs”) and exchange-traded funds (“ETFs”), to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI. The Fund’s investment in other investment companies may include investment in other funds managed by the Advisor.

Under Sections 12(d)(1)(A) of the 1940 Act, the Fund and any companies controlled by the Fund may hold securities of an Underlying Fund in amounts which (i) do not exceed 3% of the total outstanding voting stock of such Underlying Fund, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other Underlying Fund securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. The Fund may exceed these limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs.

Generally, under Section 12(d)(1)(F) of the 1940 Act and SEC rules adopted pursuant to the 1940 Act, the Fund may acquire securities of affiliated and unaffiliated Underlying Funds is subject to the following guidelines and restrictions:

•	The Fund and its “affiliated persons” may own up to 3% of the outstanding stock of any fund, subject to the following restrictions:

i.	the Fund and each Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;

ii.	each Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

iii.	the purchase or acquisition of the Underlying Fund is made pursuant to an arrangement with the Underlying Fund or its principal underwriter whereby the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

Acquired funds typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Fund.

Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Advisor determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisors to the registered investment companies in which the Fund invests are made independently of the Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Closed-End Funds

The Fund may invest in shares of closed-end funds. Investments in closed-end funds are subject to various risks, including reliance on management’s ability to meet the closed-end fund’s investment objective and to manage the closed-end fund portfolio; fluctuation in the net asset value of closed-end fund shares compared to the changes in the value of the underlying securities that the closed-end fund owns; and bearing a pro rata share of the management fees and expenses of each underlying closed-end fund resulting in Fund’s shareholders being subject to higher expenses than if he or she invested directly in the closed-end fund(s).

Exchange Traded Notes ("ETNs")

An investment in an ETN involves risks, including possible loss of principal. ETNs are unsecured debt securities issued by a bank that are linked to the total return of a market index. Risks of investing in ETNs also include limited portfolio diversification, uncertain principal payment, and illiquidity. Additionally, the investor fee will reduce the amount of return on maturity or at redemption, and as a result the investor may receive less than the principal amount at maturity or upon redemption, even if the value of the relevant index has increased. An investment in an ETN may not be suitable for all investors.

Other Pooled Investment Vehicles

The Fund may invest in pooled investment vehicles, including limited partnerships. Examples of such vehicles include private equity funds and private equity funds of funds. A private equity fund generally invests in non-public companies that the fund’s manager believes will experience significant growth over a certain time period. A private equity fund of funds invests in other private equity funds of the type described. Investments in private equity funds, once made, typically may not be redeemed for several years, though they may be sold to other investors under certain circumstances.

To the extent that the Fund invests in pooled investment vehicles, such investments may be deemed illiquid. In addition, the Fund will bear its ratable share of such vehicles’ expenses, including its management expenses and performance fees. Performance fees are fees paid to the vehicle’s manager based on the vehicle’s investment performance (or returns) as compared to some benchmark. The fees the Fund pays to invest in a pooled investment vehicle may be higher than the fees it would pay if the manager of the pooled investment vehicle managed the Fund’s assets directly. Further, the performance fees payable to the manager of a pooled investment vehicle may create an incentive for the manager to make investments that are riskier or more speculative than those it might make in the absence of an incentive fee.

INDEXED SECURITIES

The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the value of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.

STRUCTURED INVESTMENTS

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, on specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Certain issuers of structured investments may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund’s investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments.

DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES

The Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all-times segregate or "earmark" liquid assets, in an amount sufficient to meet such commitments.

The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Fund's investment restriction relating to the lending of funds or assets by the Fund.

MORTGAGE-BACKED SECURITIES

The Fund may invest in securities that directly or indirectly represent participations in, or are collateralized by, payable from, mortgage loans secured by real property (“Mortgage-Backed Securities”). Mortgage-Backed Securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association (“Ginnie Mae”) and government-related organizations such as Fannie Mae and Freddie Mac, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain Mortgage-Backed Securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Advisor purchases a Mortgage-Backed Security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a Mortgage-Backed Security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a Mortgage-Backed Security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the securities’ return to the Fund. In addition, regular payments received in respect of Mortgage-Backed Securities include both interest and principal. No assurance can be given as to the return the Fund will receive when these amounts are reinvested.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue Mortgage-Backed Securities and among the securities that they issue. Mortgage-Backed Securities issued by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates which are guaranteed as to the timely payment of principal and interest by Ginnie Mae. This guarantee is backed by the full faith and credit of the United States. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-Backed Securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are guaranteed as to timely payment of the principal and interest by Fannie Mae. Fannie Maes are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government sponsored organization owned entirely by private stockholders. Mortgage-Backed Securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Mac PC’s”). Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The Fund may also invest in Mortgage-Backed Securities which are collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans (“CMOs” and “REMICs”) and derivative multiple-class mortgage-backed securities (“Stripped Mortgage-Backed Securities” or “SMBSs”).

Recently, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which the Fund may in the future invest), and may continue to do so in the future. If a mortgage-related security in which the Fund is invested is placed on credit watch or downgraded, the value of the security may decline and the Fund may experience losses.

Further, the recent and unprecedented disruption in the residential mortgage-related securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-related securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-related securities held by the Fund. Additionally, a lack of credit liquidity and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans.

These economic conditions may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-related securities would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-related securities are performing as anticipated, their value in the secondary market may fall or continue to fall as a result of deterioration in general market conditions for such securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on mortgage related securities, thereby resulting in a decrease in the value of such mortgage-related securities. Mortgage loans backing non-agency mortgage-related securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities.

These economic conditions may reduce the cash flow that the Fund investing in such mortgage-related securities receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In addition, interest rate spreads for mortgage backed securities have widened and are more volatile when compared to the recent past due to these adverse changes in market conditions. In the event that interest rate spreads for mortgage-related securities continue to widen following the purchase of such assets by the Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount.

Furthermore, these adverse changes in market conditions have resulted in a severe liquidity crisis in the market for mortgage-backed securities (including the mortgage-related securities in which certain of the Fund may invest) and increasing unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the mortgage-related securities market for these securities and other asset-backed securities. As a result, the liquidity and/or the market value of any mortgage-related securities that are owned by the Fund may experience further declines after they are purchased by the Fund.

The recent rise in the rate of foreclosures of properties has resulted in legislative, regulatory and enforcement actions seeking to prevent or restrict foreclosures. Actions have also been brought against issuers and underwriters of residential mortgage-backed securities collateralized by such residential mortgage loans and investors in such residential mortgage-backed securities. Future legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential mortgage-backed securities.

The nature or extent of any future limitations on foreclosure or exercise of other remedies that may be enacted is uncertain. Governmental actions that interfere with the foreclosure process, for example, could increase the costs of such foreclosures or exercise of other remedies, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans and securities backed by such residential mortgage loans owned by the Fund, and could adversely affect the yields on the mortgage related securities owned by the Fund and could have the effect of reducing returns to the Fund that has invested in mortgage-related securities collateralized by these residential mortgage loans.

PRIVATE PLACEMENTS AND RESTRICTED SECURITIES

The Fund may invest in restricted securities (securities with limited transferability under the securities laws) acquired from the issuer in “private placement” transactions. Private placement securities are not registered under the Securities Act of 1933, as amended (the “Securities Act”), and are subject to restrictions on resale. They are eligible for sale only to certain qualified institutional buyers, like the Fund, and are not sold on a trading market or exchange. While private placement securities offer attractive investment opportunities otherwise not available on an open market, because such securities are available to few buyers, they are often both difficult to sell and to value. Certain of the Fund’s investments may be placed in smaller, less seasoned, issuers that present a greater risk due to limited product lines and/or financial resources. The issuer of privately placed securities may not be subject to the disclosure and other investor protection requirements of a public trade. Additionally, the Fund could obtain material non-public information from the issuer of such securities that would restrict the Fund’s ability to conduct transactions in underlying securities.

Privately placed securities can usually only be resold to other qualified institutional buyers, or in a private transaction, or to a limited number of purchasers, or in a limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. The Fund may incur more cost in the disposition of such securities because of the time and legal expense required to negotiate a private placement. Because of the limited market, the Fund may find it difficult to sell the securities when it finds it advisable to do so and, to the extent such securities are sold in private negotiations, they may be sold for less than the price for which they were purchased or less than their fair market value.

Privately placed securities cannot be resold to the public unless they have been registered under the Securities Act or pursuant to an exemption, such as Rule 144A. Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act are technically considered “restricted securities,” the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above in the “Illiquid Securities” section, provided that a determination is made that such securities have a readily available trading market. The Fund may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act (“4(2) Paper”). The Advisor will determine the liquidity of Rule 144A securities and 4(2) Paper under the supervision of the Board of Trustees. The liquidity of Rule 144A securities and 4(2) Paper will be monitored by the Advisor, and if as a result of changed conditions it is determined that a Rule 144A security or 4(2) Paper is no longer liquid, the Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its percentage limitation for investments in illiquid securities.

SHORT SALES

The Fund may seek to hedge investments or realize additional gains through the use of short sales. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with other liquid assets. The Fund’s ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract, due to, for instance, its insolvency or bankruptcy. In such instances the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligation. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.

In a short sale against the box, a fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost.

COMMODITIES AND COMMODITY CONTRACTS

The Fund may purchase and sell futures contracts and options; may enter into foreign exchange contracts; may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities; may purchase or sell precious metals directly (metals are considered "commodities" under the federal commodities laws), and purchase or sell previous metal commodity contracts or options on such contracts in compliance with applicable commodities laws. Investing in commodities in this manner carries risks. The Fund may also invest in instruments related to commodities, including structured notes, securities of commodities finance and operating companies. The Fund's exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, and other risks affecting a particular industry or commodity. The Fund will only invest in commodities that the Advisor believes can be readily liquidated.

There are additional factors associated with commodity futures contracts which may subject the Fund’s investments in them to greater volatility than investments in traditional securities. In the commodity futures markets there are often costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price of the commodity. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodities markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing futures contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of the supplies of other materials

Changes in the regulation of derivatives, including commodity-based derivatives, arising from the Dodd-Frank Act may make it more expensive for the Fund and otherwise limit the Fund’s ability to engage in such trading, which could adversely affect the Fund.

SHORT-TERM INVESTMENTS

The Fund may invest in any of the following securities and instruments.

Money Market Mutual Funds. Generally, money market mutual funds seek to earn income consistent with the preservation of capital and maintenance of liquidity. They primarily invest in high quality money market obligations, including U.S. government obligations, bank obligations and high-grade corporate instruments. These investments generally mature within 397 days from the date of purchase. An investment in a money market mutual fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency.

To the extent that the Fund invests in money market funds, your cost of investing in the Fund will generally be higher since you will indirectly bear fees and expenses charged by the underlying money market mutual funds in addition to the Fund’s direct fees and expenses. Furthermore, investing in money market funds could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Bank Certificates of Deposit, Bankers' Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers' acceptances and time deposits in U.S. dollar or foreign currencies. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. These short-term instruments which the Fund may acquire must, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers. See "Foreign Securities" above. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations. General economic conditions, government policy (including emergency reasons) and the quality of loan portfolios affect the banking industry.

As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness. However, such laws and regulations may not necessarily apply to foreign banks, thereby affecting the risk involved in bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment strategies and policies stated above and in the Prospectus, the Fund may invest in interest-bearing time deposits or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

The Fund's investment in commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by Standard & Poor's Ratings Group ("S&P"), "Prime-1" or "Prime-2" by Moody's Investors Service, Inc. ("Moody's"), or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in Appendix A.

Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations, i.e., credit risk. The Advisor may actively expose the Fund to credit risk. However, there can be no guarantee that the Advisor will be successful in making the right selections and thus fully mitigate the impact of credit risk changes on the Fund.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers deemed to be creditworthy by the Advisor, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS

The Fund may enter into "reverse" repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. The Fund may invest a maximum of 10% of total assets in reverse repurchase agreements. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund.

BORROWING

Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if the Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund's shares by increasing the Fund's interest expense. Subject to the limitations described under "Investment Limitations" below, the Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund's assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund's total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

ILLIQUID AND RESTRICTED SECURITIES

The Fund may invest in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities in which the disposition would be subject to legal restrictions (so called “restricted securities”); and (iii) repurchase agreements having more than seven days to maturity. The Board has delegated to the Advisor the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board has directed the Advisor to consider to such factors as (a) frequency of trading and availability of quotations; (b) the number of dealers willing to purchase or sell the security and the availability of buyers; (c) the willingness of dealers to be market makers in the security; and (d) the nature of trading activity including (i) the time needed to dispose of a position or part of a position and (ii) offer and solicitation methods. A considerable period of time may elapse between the Fund’s decision to sell such securities and the time when the Fund is able to sell them, during which time the value of the securities could decline. Illiquid securities will usually be priced at fair value as determined in good faith by the Board or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, more than 15% of the value of the Fund’s net assets is invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, that have a readily available market usually are not deemed illiquid for purposes of this limitation by the Fund. However, investing in Rule 144A securities could result in increasing the level of the Fund’s illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

LENDING PORTFOLIO SECURITIES

Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets.

A loan may generally be terminated by the borrower on one business day’s notice, or by the Fund on five business days’ notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice or fails to maintain the requisite amount of collateral, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.

EUROPE—RECENT EVENTS

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the Euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets. The Fund may also be susceptible to these events to the extent that the Fund invests in municipal obligations with credit support by non-U.S. financial institutions.

CYBER SECURITY RISK

Investment companies, such as the Fund, and its service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Advisor, the Fund’s custodian, or transfer agent, or intermediaries or other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

TEMPORARY INVESTMENTS

The Fund may take temporary defensive measures that are inconsistent with the Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. The Fund also may invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Advisor, with respect to assets so invested. The Fund may not achieve its investment objectives during temporary defensive periods.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. Under the 1940 Act, the "vote of the holders of a majority of the outstanding voting securities" of the Fund means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund. The Fund's investment objectives are non-fundamental policies and may be changed without shareholder approval. The Fund may not:

(1)	Issue senior securities, borrow money or pledge its assets, except as permitted under the 1940 Act.

(2)	Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio.

(3)	Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry. For purposes of this limitation, the U.S. government, its agencies or instrumentalities and state or municipal governments and their political subdivisions are not considered members of any industry.

(4)	Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (REITs).

(5)	Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund's net assets.

(6)	Invest in physical commodities or commodity contracts or purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options; may enter into foreign exchange contracts; may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities; and may purchase or sell options on commodity contracts in compliance with applicable commodities laws.

The limitation in number (3) above will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. This limitation also does not place a limit on investment in issuers domiciled in a single jurisdiction or country. For purposes of applying the limitation set forth in number (3) above, to the extent that the income from a municipal bond is derived from a specific project, the securities will be deemed to be from the industry of that project.

The Fund has also adopted the following fundamental policies with respect to the repurchase of its Shares:

•	On a quarterly basis, the Fund will make an offer to repurchase a designated percentage of the outstanding shares from shareholders (a “Repurchase Offer”), pursuant to Rule 23c-3 under the 1940 Act, as it may be amended from time to time (“Rule 23c-3”). Currently, Rule 23c-3 requires Repurchase Offer amounts to be not less than 5% and not more than 25% of the common shares outstanding on the Repurchase Request Deadline.

•	The Fund will repurchase shares that are tendered by a specific date. The Fund’s Board will establish the Repurchase Request Deadline for each Repurchase Offer in accordance with Rule 23c-3. Currently, Rule 23c-3 requires the Repurchase Request Deadline to be no less than 21 and no more than 42 days after the Fund sends notification to shareholders of the repurchase offer. The Repurchase Request Deadline may be revised by the Advisor, in its sole discretion, based on factors such as market conditions, the level of the Fund’s assets and shareholder servicing considerations provided that the Board is notified of this change and the reasons for it.

•	There will be a maximum 14 calendar day period (or the next business day if the 14th calendar day is not a business day) between the Repurchase Request Deadline and the Repurchase Pricing Date applicable to the Repurchase Offer is determined.

MANAGEMENT OF THE FUND

The Board of Trustees (the “Board”) supervises the affairs of the Fund.

Trustees and Officers

The overall management of the business and affairs of the Fund is vested with its Board of Trustees. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the agreements with the Advisor, co-administrators, distributor, custodian and transfer agent. The day-to-day operations of the Fund are delegated to its officers, except that the Advisor is responsible for making day-to-day investment decisions in accordance with the Fund’s investment objectives, strategies, and policies, all of which are subject to general supervision by the Board.

The Trustees, including the Trustees who are not interested persons of the Fund, as that term is defined in the 1940 Act (“Independent Trustees”), and executive officers of the Fund, their ages and principal occupations during the past five years are set forth below.

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office; Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
____________ (born ____) Trustee	Indefinite; Since [____ 2015]		1
___________ (born _____) Trustee	Indefinite; Since [_____ 2015]		1
Interested Trustee:
___________ (born _____) Trustee and President	Indefinite; Since [____ 2015]		1
Officers of the Trust:
_____________ (born _____) Vice President	Indefinite; Since [____ 2015]		N/A	N/A
____________ (born ________) Treasurer, Principal Financial Officer and Principal Accounting Officer	Indefinite; Since [_____ 2015]		N/A	N/A
___________ (born ______) Secretary	Indefinite; Since [______ 2015]		N/A	N/A
___________ (born _______) Chief Compliance Officer	Indefinite; Since [______ 2015]		N/A	N/A

The addresses for the Trustees and officers is [____________].

Because the Fund is new, as of the date of this SAI, none of the Trustees owned Shares of the Fund.

Additional Information Concerning the Board and the Trustees

The Board of Trustees is comprised of three members, two of whom are Independent Trustees. The chair of the Board of Trustees is ________, the President and Chief Investment Officer ____________, the majority owner of the Advisor. The organization of the Board of Trustees reflects the judgment of the Trustees that it is in the interest of the Fund and its shareholders to both have a majority of the Board be independent and have a senior representative affiliated with the Advisor preside at Board meetings, supervise the Board agenda and oversee the business of the Fund between the meetings. The Trustees believe that __________ service as chair will allow the Board to best leverage his familiarity with the day-to-day operations of the Fund and his leadership role as part of the majority owner of the Advisor. They also believe that the small size of the Board assures significant participation by each Board member so that no independent chairperson is necessary. Additionally, the Board carries out certain of its functions through an Audit Committee and a Nominating and Governance Committee, which are comprised of Independent Trustees. The Audit Committee and the Nominating and Governance Committees are discussed further below.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve; and willingness and ability to commit the time necessary to perform the duties of a Trustee. In addition, the Trustees have the following specific experience, qualifications, attributes and/or skills relevant to the operations of the Fund:

•	_________ has significant senior executive experience with respect to financial reporting and accounting, including at privately held company and through service in a senior position at a large independent public accounting firm.

•	_________ has substantial experience in investment management, with over ___ years of experience in portfolio management and trading.

•	__________ has substantial senior executive experience with respect to the operations of asset management firms, including the parent of the Advisor.

In its periodic self-assessment of the effectiveness of the Board, the Board will consider the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The Board of Trustees has three standing committees: the Audit Committee, Valuation Committee and the Nominating and Governance Committee.

•	The function of the Audit Committee is to review the scope and results of the Fund’s annual audit and any matters bearing on the audit of the Fund’s financial statements and to assist the Board’s oversight of the integrity of the Fund’s pricing and financial reporting. The Audit Committee is comprised of both of the Independent Trustees and is chaired by ________. It does not include any Interested Trustees. The Audit Committee is expected to meet at least twice a year. The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer. The QLCC meets as needed.

•	The purpose of the Valuation Committee is to value securities held by of the Fund for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed by the Board. The Valuation Committee is comprised of the Trustees and is chaired by _______, but action may be taken by any one of the Trustees. The Valuation Committee meets as needed.

•	The Nominating Committee is responsible for reviewing matters pertaining to composition, committees, and operations of the Board and meets from time to time as needed. The Nominating Committee will consider nominees properly recommended by the Fund’s shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Fund’s Secretary. The Independent Trustees comprise the Nominating Committee.

The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations and the special obligations of the Independent Trustees. The Board also believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Consistent with its responsibility for oversight of the Fund in the interests of shareholders, the Board among other things oversees risk management of the Fund’s investment programs and business affairs directly and through the Audit Committee. The Board has emphasized to the Advisor the importance of maintaining vigorous risk management programs and procedures. The Fund faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall supervision of the Board, the Advisor and other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Fund’s CCO, the Advisor’s management, and other service providers (such as the Fund’s independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s investment objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Compensation

Because the Fund is newly organized, the Fund has not yet paid any compensation to its Trustees. The following table illustrates amounts estimated to be paid for the Fund’s initial fiscal year. Each Trustee who is not an employee of the Advisor is compensated by an annual retainer. The Fund does not pay retirement benefits to its Trustees and officers.

Name of Person/Position	Aggregate Compensation From the Fund ($)[1]	Pension or Retirement Benefits Accrued as Part of Fund’s Expenses ($)	Estimated Annual Benefits Upon Retirement ($)	Total Compensation from Trust (1 Fund) Paid to Trustees ($)[1]
Independent Trustees:
______________ Trustee	$_______	__	__	$_______
______________ Trustee	$_______	__	__	$_______
Interested Trustee:
______________ Trustee and President	$0	0	0	$0

[1]	Estimated annual compensation for the first year.

CODE OF ETHICS

The Fund and the Advisor each have adopted a code of ethics in accordance with Rule 17j-1 under the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Fund may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.
PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Fund, which delegate the responsibility for voting the Fund's proxies to the Advisor, subject to the Board's continuing oversight. The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund. The Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Voting Policies and Procedures ("Proxy Policies") and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest. See Appendix B for the Advisor’s Proxy Policies and Guidelines. The Proxy Policies are intended to serve as a guideline and to further the economic value of each security held by the Fund. The Fund's Chief Compliance Officer ("CCO") will review the Proxy Policies on a regular basis. Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

If a proxy proposal raises a material conflict between the Advisor’s interests and the Fund's interests, the Advisor will resolve the conflict by following the Advisor’s policy guidelines or the recommendation of an independent third party.

The Fund is required to annually file Form N-PX, which lists the Fund's complete proxy voting record for the 12-month period ending June 30th each year. Once filed, the Fund's proxy voting record will be available without charge, upon request, by calling toll-free 1-866-933-9033 and on the SEC's web site at www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

The Advisor

Palmer Square Capital Management LLC, or the Advisor, is a Delaware limited liability company with its principal offices at 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205. The Fund has entered into an investment advisory agreement dated _________, 2015 (the “Investment Advisory Agreement”) with the Advisor.

Subject to such policies as the Board of Trustees may determine, the Advisor is ultimately responsible for investment decisions for the Fund. Pursuant to the terms of the Investment Advisory Agreement, the Advisor provides the Fund with such investment advice as it deems necessary for the proper supervision of the Fund’s investments. The Advisor also monitors and maintains the Fund’s investment criteria and determines from time to time what securities may be purchased by the Fund.

The Investment Advisory Agreement will remain in effect for an initial two-year period. After the initial two-year period, the Investment Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund's outstanding voting securities and by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Investment Advisory Agreement. The Investment Advisory Agreement is terminable without penalty by the Fund on behalf of the Fund, upon giving the Advisor 60 days' notice when authorized either by a majority vote of the Fund's shareholders or by a vote of a majority of the Board, or by the Advisor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Investment Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the Investment Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Advisor of its duties under the Investment Advisory Agreement.

In consideration of the services to be provided by the Advisor pursuant to the Investment Advisory Agreement, the Advisor is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly based on an annual rate equal to a percentage of the Fund's average daily net assets specified in the Prospectus.

PORTFOLIO MANAGERS

Garey M. Fuqua and Christopher D. Long are jointly and primarily responsible for the day-to-day management of the Fund (each a “Portfolio Manager” and, together, the “Portfolio Managers”) and have managed the Fund since it commenced operations on August 29, 2014.

The following tables show information regarding accounts (other than the Fund) managed by each named portfolio manager as of __________, 2015:

With Advisory Fee based on Performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Garey M. Fuqua
Registered Investment Companies:	--	$______	--	$
Other pooled investment vehicles:	--	$______	--	$
Other accounts:	--	$______	--	$
Christopher D. Long
Registered Investment Companies:	--	$______	--	$
Other pooled investment vehicles:	--	$______	--	$
Other accounts:	--	$______	--	$

Securities Ownership of Portfolio Managers

The Fund is newly offered as of the date of this SAI and none of the members of the Fund’s portfolio management team owns any Shares of the Fund.

Portfolio Manager Compensation Structure

The portfolio managers receive a fixed base salary.  Mr. Fuqua receives a bonus based on various factors including individual performance and profitability of accounts managed with the municipal bond strategies. Mr. Long shares in the profitability of the Advisor from his equity ownership of the firm.

Potential Conflicts of Interest Involving the Portfolio Managers

            It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Fund's investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles the portfolio manager advises. In addition, due to differences in the investment strategies or restrictions among the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Advisor. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Advisor strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments, it is the policy of the Advisor to allocate investment ideas pro rata to all accounts with the same primary investment objective.

The goal of the Advisor is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. The Advisor have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

Taxation of the Fund: In General

The following discussion of certain U.S. federal income tax consequences of an investment in the Fund is based on the Code, U.S. Treasury regulations, and other applicable authorities, as of the date of the preparation of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

The Fund intends to elect to be, and to qualify each year for treatment as, a regulated investment company under Subchapter M of Chapter 1 of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined in the Code) (the “90% Income Test”);

(b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more “qualified publicly traded partnerships” (as defined in the Code) (the “Asset Test”); and

(c) distribute with respect to each taxable year an amount at least equal to the sum of 90% of the Fund’s investment company taxable income for such year (including, for this purpose, the excess, if any, of net short-term capital gains over net long-term capital losses), computed with regard to the dividends-paid deduction, and 90% of the Fund’s net tax-exempt interest income for such year (the “Distribution Requirement”).

            For purposes of the 90% Income Test, income derived from a partnership will generally be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” will be treated as qualifying income.

Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the 90% Income Test. However, the Treasury Department has the authority to issue regulations (possibly with retroactive effect) excluding from the definition of “qualifying income” the Fund’s foreign currency gains to the extent that such income is not directly related to the Fund’s principal business of investing in stock or securities.

In general, if the Fund qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders.

If the Fund fails to satisfy the 90% Income Test or the Asset Test, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Test where the Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Asset Test, the Fund may be required to dispose of certain assets. If these relief provisions are not available to the Fund and it fails to qualify as a regulated investment company in any taxable year, the Fund would be subject to tax on its taxable income at regular corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. Such dividend income would generally be eligible for the dividends-received deduction for corporate shareholders or for treatment as qualified dividend income to noncorporate shareholders, subject to holding period and other limitations of general applicability. Finally, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain (i.e., the excess, if any, of net long-term capital gains over net short-term capital losses). If the Fund failed to satisfy the Distribution Requirement for any taxable year, it would be taxed as a regular corporation, with consequences similar to those described above. If the Fund meets the Distribution Requirement but retains some or all of its taxable income or gains, it will be subject to tax at regular corporate income tax rates to the extent any such taxable income or gains are not distributed. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained. However, the Fund may report the retained capital gain amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities, if any, and (iii) may claim refunds on properly-filed U.S. tax returns to the extent their respective credits exceed their respective liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

            If the Fund fails to distribute (and is not deemed to distribute) in a calendar year an amount at least equal to the sum of 98% of its ordinary income for the calendar year and 98.2% of its net capital gain generally for the one-year period ending October 31 of that year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the under-distributed taxable amounts. For this purpose, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. The Fund intends to make distributions in the amounts sufficient and at the times necessary to avoid the imposition of this 4% excise tax, although there can be no assurance that it will be able to do so.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a regulated investment company’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a regulated investment company may carry net capital losses from any taxable year forward to offset capital gains in future years. The Fund is permitted to carry forward a net capital loss indefinitely. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Fund Distributions

            The Code permits tax-exempt interest received by the Fund to flow through as tax-exempt “exempt-interest dividends” to the Fund’s shareholders, provided that the Fund qualifies for treatment as a regulated investment company and at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations that pay interest excluded from gross income under Section 103(a) of the Code. That part of the Fund’s net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be reported by the Fund as an “exempt-interest dividend” under the Code. Exempt-interest dividends are excluded from a shareholder’s gross income under the Code but are nevertheless required to be reported on the shareholder’s U.S. federal income tax return. Additionally, exempt-interest dividends may be considered taxable for certain state and local income tax purposes and may be subject to federal individual and corporate alternative minimum taxes. The percentage of income reported as exempt-interest dividends for a month may differ from the percentage of distributions consisting of tax-exempt interest during that month. That portion of the Fund’s dividends and distributions not reported as exempt-interest dividends will be taxable as described below.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund will not be deductible for U.S. federal income tax purposes to the extent it is deemed under the Code and applicable regulations to relate to exempt-interest dividends received from the Fund. The Fund may not be an appropriate investment for persons who are “substantial users” of facilities financed by industrial revenue or private activity bonds or persons related to substantial users. Shareholders receiving social security or certain railroad retirement benefits may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving exempt-interest dividends paid by the Fund.

            Taxable distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Such distributions may occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses.

Distributions of net capital gain, if any, that are reported by the Fund as capital gain dividends are taxable as long-term capital gains, whether paid in cash or reinvested in shares and regardless of how long a shareholder has held shares of the Fund. Long-term capital gains are generally taxed to noncorporate shareholders at rates of up to 20%. All other distributions (other than exempt-interest dividends) from the Fund’s current and accumulated earnings and profits are generally subject to tax as ordinary income. [Since the Fund will invest primarily in investments that do not pay dividends, it is not expected that a substantial portion of dividends paid by the Fund will qualify for either the dividends-received deduction for corporate shareholders or any favorable U.S. federal income tax rate available to noncorporate shareholders on “qualified dividend income.”]

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

In addition, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital distribution generally will not be taxable, but will reduce a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of the shares on which the distribution was received by the shareholder.

Repurchases and Exchanges

The repurchase or exchange of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on a taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized by a shareholder upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

A repurchase by the Fund of its shares from a shareholder generally is expected to be treated as a sale of the shares by the shareholder. If, however, the shareholder continues to own shares of the Fund after the repurchase (including shares owned by attribution), and if the repurchase does not otherwise qualify under the Code for treatment as a sale of shares, some or all of the amounts received by a shareholder in a repurchase may be recharacterized either as a distribution of net investment income or, in some cases, as a capital gain dividend. There is also a risk that shareholders who do not participate in the repurchase may be deemed to have received such a distribution as a result of their proportionate increase in the ownership of the Fund. The Fund will use its judgment in reporting repurchases as sales or deemed distributions, but the Internal Revenue Service (the “IRS”) may disagree with the Fund’s reporting. The Fund could also recognize income in connection with the liquidation of portfolio securities to fund share repurchases. Any such income would be taken into account in determining whether the distribution requirements were satisfied. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares (including a repurchase) is properly treated as a sale for tax purposes, as this discussion generally assumes, and to ascertain the tax treatment of any gains or losses recognized in such transactions.

Medicare Contribution Tax

Fund distributions (other than exempt-interest dividends) and gains on the sale of Fund shares will generally be included in the computation of net investment income for purposes of the 3.8% Medicare contribution tax, which applies to U.S. individuals with income exceeding specified thresholds. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Foreign Taxes and Investments

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Any such tax would, if imposed, reduce the yield on or return from those investments. The Fund does not expect to satisfy the requirements for passing through to its shareholders any foreign taxes it pays, with the result that shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for any such taxes on their own tax return.

Certain Investments in Debt Obligations

If the Fund purchases a debt obligation with acquisition discount or original issue discount (“OID”), the Fund may be required to include the acquisition discount or OID in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income by the Fund. The Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger distributions than they would in the absence of such transactions.

Investments in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and interest. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Derivative Transactions

If the Fund engages in derivative transactions, including transactions in options, futures contracts, forward contracts, swap agreements, foreign currencies and straddles, other contracts governed by Section 1256 of the Code or other similar transactions, including for hedging purposes, it will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

The Fund’s transactions in foreign currency-denominated debt instruments and certain of its derivative activities may produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company and to eliminate any Fund-level tax.

 Backup Withholding

The Fund generally is required to withhold (as “backup withholding”) at the applicable withholding rate on distributions (including exempt-interest dividends) and repurchase proceeds payable to any individual shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the IRS for failure to properly report all payments of dividend or interest income; (3) fails to certify to the Fund that he or she is not subject to backup withholding; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is 28%. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Non-U.S. Shareholders

In general, dividends derived from taxable ordinary income paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if such dividends are funded by income or gains (such as foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. The 30% withholding tax generally will not apply to exempt-interest dividends.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on the distribution of net capital gains unless (i) such gain or distribution is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met. If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph.

UNLESS CERTAIN NON-U.S. ENTITIES THAT HOLD FUND SHARES COMPLY WITH IRS REQUIREMENTS THAT GENERALLY REQUIRE THEM TO REPORT INFORMATION REGARDING U.S. PERSONS INVESTING IN, OR HOLDING ACCOUNTS WITH, SUCH ENTITIES, A 30% WITHHOLDING TAX MAY APPLY TO FUND DISTRIBUTIONS (OTHER THAN EXEMPT-INTEREST DIVIDENDS) PAYABLE TO SUCH ENTITIES AND, AFTER DECEMBER 31, 2016, THE GROSS PROCEEDS OF SHARE REPURCHASES AND CERTAIN CAPITAL GAIN DIVIDENDS PAYABLE TO SUCH ENTITIES. A NON-U.S. SHAREHOLDER MAY BE EXEMPT FROM THE WITHHOLDING DESCRIBED IN THIS PARAGRAPH UNDER AN APPLICABLE INTERGOVERNMENTAL AGREEMENT BETWEEN THE U.S. AND A FOREIGN GOVERNMENT, PROVIDED THAT THE SHAREHOLDER AND THE APPLICABLE FOREIGN GOVERNMENT COMPLY WITH THE TERMS OF THE AGREEMENT.A beneficial holder of shares who is a foreign person may be subject to foreign, state and local tax and to the U.S. federal estate tax in addition to the federal tax consequences referred to above.

Tax Deferred Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of such an investment on their particular tax situation.

Reporting

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including significant penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Tax Basis Information

            The Fund (or its administrative agent) must report to the IRS and furnish to Fund shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and redeemed on or after that date. The Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, shareholder cost basis will be determined under the first-in first-out method, the default method selected by the Fund. The cost basis method a shareholder elects (or the cost basis method applied by default) may not be changed with respect to a repurchase of shares after the settlement date of the repurchase. Fund shareholders should consult with their tax advisors prior to any repurchase of their respective shares to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting rules apply to them.

Other Issues

The Fund may be subject to tax or taxes in certain states where it does business. Furthermore, in those states which have income tax laws, the tax treatment of the Fund and its shareholders with respect to distributions by the Fund may differ from federal tax treatment.

The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information. Such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning their specific situations and the application of federal, state, local and foreign taxes.

CO-ADMINISTRATORS AND CUSTODIAN

            Pursuant to a Co-Administration Agreement (the "Co-Administration Agreement"), UMB Fund Services, Inc. ("UMBFS"), 235 W. Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC ("MFAC"), 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the "Co-Administrators"), act as co-administrators for the Fund. The Co-Administrators provide certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents; preparing for signature by an officer of the Fund of all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Fund; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties. In this capacity, the Co-Administrators do not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. The Co-Administration Agreement provides that neither Co-Administrator shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its series, except for losses resulting from a Co-Administrator's willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

As compensation for their services, the Fund pays the Co-Administrators an administration fee payable monthly at the annual rate set forth below as a percentage of the Fund's average daily net assets:

Net Assets	Rate
First $150 million	0.08%
Next $100 million	0.07%
Thereafter	0.05%

UMBFS also acts as the Fund's fund accountant, transfer agent and dividend disbursing agent pursuant to separate agreements.

UMB Bank, n.a. (the "Custodian"), is the custodian of the assets of the Fund pursuant to a custody agreement between the Custodian and the Fund, whereby the Custodian provides services for fees on a transactional basis plus out-of-pocket expenses. The Custodian's address is 928 Grand Boulevard, Kansas City, Missouri, 64106. The Custodian does not participate in decisions pertaining to the purchase and sale of securities by the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

            Pursuant to the Investment Advisory Agreement, the Advisor and determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund's portfolio transactions. The purchases and sales of securities in the over-the-counter market will generally be executed by using a broker for the transaction.

Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Fund will be holding unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the risk in positioning the block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services. The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Investment Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.

While it is the Fund's general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund or to the Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor's overall responsibilities to the Fund.

Investment decisions for the Fund are made independently from those of other client accounts that may be managed or advised by the Advisor. Nevertheless, it is possible that at times, identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client accounts in the same issuer may vary and the holding period may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time as the Advisor's other client accounts.

The Fund does not effect securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through brokers for selling shares of the Fund. However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Fund for their customers.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[_________________], serves as the independent registered public accounting firm of the Fund. Its services include auditing the Fund’s financial statements and the performance of related tax services.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP (“Morgan Lewis”), 355 South Grand Avenue, Suite 4400, Los Angeles, California 90071, serves as counsel to the Trust and provides counsel on legal matters relating to the Fund. Morgan Lewis also serves as independent legal counsel to the Independent Trustees.

DESCRIPTION OF TRUST

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Each share of the Fund represents an interest in the Fund proportionately equal to the interest in the assets belonging to that series. Upon the Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. The Fund is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of class when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees. Shareholders also have, in certain circumstances, the right to remove one or more trustees without a meeting.

The Trust may be terminated at any time by a vote of a majority of the trustees and written notice to the Shareholders. Any series of Shares may be dissolved at any time by vote of a majority of the Trustees and written notice to the Shareholders of such series. Any action to dissolve the Trust will also be deemed to be an action to dissolve each Series and each Class thereof and any action to dissolve a Series will also be deemed to be an action to terminate each Class thereof.

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communications to the Board, in care of the Secretary of the Fund and sending the communication to 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, Kansas 66205. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates, and (iv) identify the series and number of shares held by the shareholder. The Secretary of the Fund may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

The Declaration of Trust provides that no Trustee or officer of the Fund shall be subject to any personal liability in connection with the assets or affairs of the Fund except for losses in connection with his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Fund has also entered into an indemnification agreement with each Trustee which provides that the Fund shall advance expenses and indemnify and hold harmless the Trustee in certain circumstances against any expenses incurred by the Trustee in any proceeding arising out of or in connection with the Trustee's service to the Fund, to the maximum extent permitted by the Delaware Statutory Trust Act, the Securities Act and the 1940 Act, and which provides for certain procedures in connection with such advancement of expenses and indemnification.

The Fund's Declaration of Trust also provides that the Fund shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Fund itself was unable to meet its obligations.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

The Fund and the Advisor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by the Fund.

REPORTS TO SHAREHOLDERS

The Fund will furnish to Shareholders as soon as practicable after the end of each taxable year such information as is necessary for Investors to complete U.S. Federal and state income tax or information returns, along with any other tax information required by law.

The Fund will also send to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

FINANCIAL STATEMENTS

Set forth on the following pages are the Fund’s statement of assets and liabilities as of ______, 201_ and the registered public accountant’s reports thereon.

[To be provided by amendment.]

APPENDIX A
 DESCRIPTION OF RATINGS
Standard & Poor’s Corporation

A brief description of the applicable Standard & Poor’s Corporation (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Long-Term Debt

An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.	Nature of and provisions of the obligation; and

3.
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Investment Grade

AAA	Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A
Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB
Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade Rating

Debt rated “BB”, “B”, “CCC”, “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB
Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB” rating.

B
Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB” rating.

CCC
Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B” rating.

CC	The rating “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” debt rating.

C
The rating “C” typically is applied to debt subordinated to senior debt which is assigned an actual or implied “CCC” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI	The rating “CI” is reserved for income bonds on which no interest is being paid.

D
Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

r
The letter “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

L
The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* In the case of certificates of deposit the letter “L” indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR	Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest quality obligations to “D” for the lowest. These categories are as follows:

A-1
This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

*Continuance of the rating is contingent upon S&P’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

A-3
Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having only speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D
Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable.

S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Preferred Securities

AAA	This is the highest rating that may be assigned to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA
A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A
An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB
An issue rated BBB is regarded as backed by an adequate capacity to pay preferred stock obligations. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category for issues in the A category.

BB
As issue rated BB is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay the preferred stock obligation. While such issues will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody’s Investors Service, Inc.

A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Debt

The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

Aaa
Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Fundamentally strong position of such issuer.

Aa
Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A
Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa
Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba,
B, Caa, Ca, and C Bonds that possess one of these ratings provide questionable protection of interest and principal (“Ba” indicates some speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” represents a poor standing; “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds). “Caa,” “Ca” and “C” bonds may be in default.

Con. (---)
Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P)
When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

Short-Term Loans

MIG 1/VMIG 1	This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3
This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4
This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G.	This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Commercial Paper

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

-	Leading market positions in well-established industries.

-	High rates of return on Funds employed.

-	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

-	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Preferred Securities Ratings

aaa	Preferred stocks which are rated “aaa” are considered to be top quality. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa
Preferred stocks which are rated “aa” are considered to be high grade. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a
Preferred stocks which are rated “a” are considered to be upper-medium grade. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa
Preferred stocks which are rated “baa” are judged lover-medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba
Preferred stocks which are rated “ba” are considered to have speculative elements and their future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

APPENDIX B
 PROXY VOTING POLICY AND PROCEDURES

Advisor
Palmer Square Capital Management LLC

Proxy Voting Guidelines
In accordance with Rules 30b1-4 (new) & 206(4)-6 (new) & 204-2 (amended) of the Investment Advisers Act of 1940, Palmer Square Capital Management LLC (“Palmer”) is providing all clients with a summary of its proxy voting procedures.

•	Upon opening an account with Palmer, clients are given the option to delegate proxy-voting discretion to Palmer by completing the appropriate documents. Palmer will only exercise proxy-voting discretion over client shares in the instances where clients give Palmer discretionary authority to vote on their behalf.

•	It is Palmer’s policy to vote client shares primarily in conformity with Glass Lewis & Co. recommendations, in order to limit conflict of interest issues between Palmer and its clients. Glass Lewis & Co. and Palmer retain a record of all recommendations.

•	Glass Lewis & Co. is a neutral third party that issues recommendations based upon its own internal guidelines.

•	Palmer may vote client shares inconsistent with Glass Lewis & Co. recommendations if Palmer believes it is in the best interest of its clients. In such a case, Palmer will have on file a written disclosure detailing why they believe Glass Lewis & Co.’s recommendation was not in the client’s best interest.

•	In situations where there is a conflict of interest in the voting of proxies due to business or personal relationships that Palmer maintains with persons having an interest in the outcome of certain votes, Palmer will take appropriate steps to ensure that its proxy voting decisions are made in the best interest of its clients.

•	Palmer votes client shares via ProxyEdge, an electronic voting platform provided by Broadridge Financial Solutions, Inc. Additionally, ProxyEdge retains a record of proxy votes for each client.

•	Annually, Palmer will file Form N-PX with the SEC, which will contain each fund’s complete proxy voting record.

•	Palmer’s Compliance Department will periodically review all proxy votes to ensure consistency with its procedures.

•	Upon request, clients can receive a copy of Palmer’s proxy voting procedures and Glass Lewis & Co.’s proxy voting guidelines.

•	These procedures are currently in effect.

If you have any questions or would like a copy of Palmer’s proxy voting procedures, Glass Lewis & Co.’s proxy voting guidelines and/or a record of how your shares were voted, please contact Palmer’s Chief Compliance Officer at 913-647-9700.

PART C
OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

(1)	Financial Statements:
Part A: Not applicable, as the Palmer Square Strategic Finance Fund (the “Registrant” or the “Fund”) has not yet commenced operations.

Part B: Financial Statements of the Registrant to be filed by amendment.

(2)	Exhibits:

(a)(1)	Registrant’s Certificate of Trust, as filed with the State of Delaware on September 2, 2015, is filed herewith.

(a)(2)	Registrant’s Agreement and Declaration of Trust, to be filed by amendment.

(b)	Registrant’s Bylaws, to be filed by amendment.

(c)	Not applicable.

(d)	Incorporated by reference to Exhibits (a)(2) and (b) above.

(e)	Included in Registrant’s Prospectus.

(f)	Not applicable.

(g)	Investment Management Agreement between the Registrant and Palmer Square Capital Management LLC (the “Advisor”), to be filed by amendment.

(h)(1)	Form of Distribution Agreement between the Registrant and [_____], to be filed by amendment.

(h)(2)	Form of Dealer Agreement, to be filed by amendment.

(i)	Not applicable.

(j)	Custodian Agreement to be filed by amendment.

(k)(1)	Transfer Agency Agreement to be filed by amendment.

(k)(2)	Administration Agreement to be filed by amendment.

(k)(3)	Expense Limitation Agreement between the Fund and the Advisor, to be filed by amendment.

(l)	Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, to be filed by amendment.

(m)	Not applicable.

(n)	Consent of independent registered public accountants, to be filed by amendment.

(o)	Not applicable.

(p)	Agreement for providing initial capital, to be filed by amendment.

(q)	Not applicable.

(r)(1)	Code of Ethics of the Registrant, to be filed by amendment.

(r)(2)	Code of Ethics of the Advisor, to be filed by amendment.

(s)	Powers of Attorney to be filed by amendment.

Item 26.	Marketing Arrangements

Reference is made to the Distribution Agreement to be filed as Exhibit (h)(1) to this Registration Statement.

Item 27.	Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:   To be completed by amendment.

Registration Fees	$[●]
Federal Taxes	$[●]
State Taxes and Fees	$[●]
Trustees’ and Transfer Agent’s Fees	$[●]
Cost of Printing and Engraving	$[●]
Rating Agency Fees	$[●]
Legal and Accounting Fees	$[●]
Total	$[●]

Item 28.	Persons Controlled by or under Common Control with the Registrant

None.

Item 29.	Number of Holders of Shares

The Fund has not yet commenced operations and, therefore, has no record holders of shares to report.

Item 30.	Indemnification

To be completed by amendment.

Item 31.	Business and Other Connections of Investment Adviser

The Advisor is a Delaware limited liability company that offers investment management services and is a registered investment adviser.  In addition to advising the Fund, the Advisor provides investment management services to open-end funds, private investment funds and institutional and high net worth clients.  Information about the officers and directors of the Advisor is included in its current Form ADV (SEC Number 801-72047) filed with the SEC.

Item 32.	Location of Accounts and Records

The Registrant’s accounts, books and other documents are currently located at the offices of: [__].

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

1.	The Registrant hereby undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	The Registrant undertakes:

a.	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	to include any prospectus required by Section 10(a)(3) of the 1933 Act;

(2)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

b.	that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

c.	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

d.	that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e.	that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(2)	the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.	Not applicable.

6.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Glendora, and State of California, on the 18th day of September, 2015.

PALMER SQUARE STRATEGIC FINANCE FUND

/s/ Rita Dam
Rita Dam
Initial Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Rita Dam	Initial Trustee	September 18, 2015
Rita Dam

/s/ Gary Henson	President	September 18, 2015
Gary Henson	(principal executive officer)

/s/ David Henriksen	Chief Financial Officer	September 18, 2015
David Henriksen	(principal financial and
accounting officer)

EXHIBIT INDEX

Exhibit Number	Exhibit
EX-99.A1	Certificate of Trust of the Registrant, as filed with the State of Delaware on September 2, 2015